                                                        DELAWARE(TM)
                                                        INVESTMENTS
                                                        ---------------------
                                                        Philadelphia o London

                                                        Delaware
                                                        Pooled Trust

                                                        Prospectus June 29, 1999

This Prospectus offers 23 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust, Inc. (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                                     FIXED-INCOME ORIENTED
The Large-Cap Value Equity Portfolio                                The Intermediate Fixed Income Portfolio
The Core Equity Portfolio                                           The Aggregate Fixed Income Portfolio
   (formerly The Growth and Income Portfolio)                       The High-Yield Bond Portfolio
The Balanced Portfolio                                              The Diversified Core Fixed Income Portfolio
The Equity Income Portfolio                                         The Global Fixed Income Portfolio
The Select Equity Portfolio                                         The International Fixed Income Portfolio
The Mid-Cap Growth Equity Portfolio
   (formerly named The Aggressive Growth Portfolio)
The Mid-Cap Value Equity Portfolio
   (formerly named The Small/Mid-Cap
   Value Equity Portfolio)
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio +/++                     ASSET ALLOCATION The Real Estate
Investment Trust Portfolio II ++                                    The Asset Allocation Portfolio
The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio

+ The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio class, which commenced operations on November 4, 1997.

++ The Real Estate Investment Trust Portfolio and The Real Estate Investment
   Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

   The Asset Allocation Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of the Fund. It is a series of Delaware Group Foundation Funds (Foundation Funds) which is also a mutual fund. Although The Asset Allocation Portfolio is technically not a Portfolio of the Fund, all references in this Prospectus to "Portfolio" or "the Fund" shall include The Asset Allocation Portfolio, where appropriate.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
-----------------------------------------------------------------
Risk/Return Summary: Investments,
Risks and Performance
The Large-Cap Value Equity Portfolio                       Page 1
The Core Equity Portfolio                                       3
The Balanced Portfolio                                          5
The Equity Income Portfolio                                     7
The Select Equity Portfolio                                     9
The Mid-Cap Growth Equity Portfolio                            11
The Mid-Cap Value Equity Portfolio                             13
The Small-Cap Value Equity Portfolio                           15
The Small-Cap Growth Equity Portfolio                          17
The Real Estate Investment Trust Portfolios                    19
The Global Equity Portfolio                                    23
The International Equity Portfolio                             26
The Labor Select International Equity Portfolio                29
The Emerging Markets Portfolio                                 32
The International Small-Cap Portfolio                          35
The Intermediate Fixed Income Portfolio                        37
The Aggregate Fixed Income Portfolio                           39
The High-Yield Bond Portfolio                                  41
The Diversified Core Fixed Income Portfolio                    44
The Global Fixed Income Portfolio                              47
The International Fixed Income Portfolio                       50
The Asset Allocation Portfolio                                 53

Additional Investment Information                              56

Risk Factors                                                   60

Management of the Fund                                         64
Shareholder Services                                           70

How to Purchase Shares                                         71
Redemption of Shares                                           72
Valuation of Shares                                            75
Dividends and Capital Gains Distributions                      75
Taxes                                                          76

Financial Highlights                                           77

Appendix (ces)                                                 87

Profile: The Large-Cap Value Equity Portfolio

What are the Portfolio's Goals?

  The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests in equity securities of companies which, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index (S&P 500 Index) and which, in the investment adviser's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities which include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions.

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the S&P 500 Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Large-Cap Value Equity Portfolio. We show how returns for The Large-Cap Value Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Large-Cap Value Equity Portfolio)

                                                                             40%
                       34.06%
                                              30.53%                         30

19.44%                             20.60%                                    20
                                                           11.84%
                                                                             10
            3.42%
                                                                              0
1993        1994        1995        1996        1997        1998

As of December 31, 1998, The Large-Cap Value Equity Portfolio had a year-to-date return of 11.84%. During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 14.92% for the quarter ended June 30, 1997 and its lowest quarterly return was -10.87% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
Average annual returns for the period ending 12/31/98

                             The Large-Cap Value                    S&P 500
                               Equity Portfolio                   Stock Index

   1 year                           11.84%                           28.56%
   5 years                          19.54%                           24.03%
   Since inception (2/3/92)         18.92%                           20.11%

What are The Large-Cap Value Equity Portfolio's fees and expenses?
----------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.    Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price         None
                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                None
                                                                 Purchase reimbursement fees                            None
                                                                 Redemption reimbursement fees                          None
                                                                 Exchange fees                                          None

----------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from            Investment advisory fees(1)                           0.55%
The Large-Cap Value Equity Portfolio's assets before it pays     Distribution and service (12b-1) fees                  None
dividends and before its net asset value and total return are    Other expenses(1)                                     0.16%
calculated. We will not charge you separately for                Total operating expenses(1)                           0.71%
these expenses.

----------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                  $73
investing in the Portfolio to the cost of investing in other     3 years                                                $227
mutual funds with similar investment objectives. We show the     5 years                                                $395
cumulative amount of Portfolio expenses on a hypothetical        10 years                                               $883
investment of $10,000 with an annual 5% return over the
time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Core Equity Portfolio

What are the Portfolio's Goals?

       The Core Equity Portfolio seeks capital appreciation and income. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objectives by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above average dividend increases over time. Under normal circumstances, the Portfolio will generally invest at least 65% of its total assets in dividend paying common stocks.

In selecting stocks for the Portfolio, we will focus primarily on dividend paying common stocks issued by companies with market capitalization in excess of $100 million but we are not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, we will consider such factors as the historical growth rate of a company's dividends, the frequency of prior dividend increases, the issuing company's potential to generate cash flows and the price/earnings multiple of the stock relative to the market. We will generally avoid stocks that we believe are overvalued and may select stocks with current dividend yields that are lower than the current yield of the S&P 500 Stock Index in exchange for anticipated dividend growth.

While the Portfolio's objectives may best be attained by investing in common stocks, it may also invest in other securities including, but not limited to, convertible and preferred securities, shares or convertible bonds issued by real estate investment trust (REITS), rights and warrants to purchase common stock and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities, and bank obligations, and may also engage in options and futures transactions. The Portfolio may invest up to 5% of its assets in foreign securities and, without limitation in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In addition, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. In taking such temporary defensive positions the Portfolio may not be able to achieve its investment goals.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Core Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.       Maximum sales charge (load) imposed on
                                                                       purchases as a percentage of offering price            None
                                                                    Maximum sales charge (load) imposed on
                                                                       reinvested dividends                                   None
                                                                    Purchase reimbursement fees                               None
                                                                    Redemption reimbursement fees                             None
                                                                    Exchange fees                                             None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from               Investment advisory fees(1)                              0.55%
The Core Equity Portfolio's assets before it pays dividends and     Distribution and service (12b-1) fees                     None
before its net asset value and total return are calculated. We      Other expenses(1)(2)                                     1.19%
will not charge you separately for these expenses.                  Total operating expenses(1)                              1.74%

----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of            1 year                                                    $177
investing in the Portfolio to the cost of investing in other        3 years                                                   $548
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.
(2) Other expenses are based on estimated amounts for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Balanced Portfolio

What are the Portfolio's Goals?

          The Portfolio seeks a balance of capital appreciation, income and preservation of capital. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in common stocks of established companies which we believe have the potential for long-term capital appreciation. We focus on dividend-paying, undervalued stocks. In addition, the Portfolio invests at least 25% of its assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Portfolios with this mix of stocks and bonds are commonly known as "balanced" portfolios.

To seek current income and help preserve capital, we generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


What are The Balanced Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price          None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                 None
                                                                       Purchase reimbursement fees                             None
                                                                       Redemption reimbursement fees                           None
                                                                       Exchange fees                                           None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from                  Investment advisory fees(1)                            0.55%
The Balanced Portfolio's assets before it pays dividends and           Distribution and service (12b-1) fees                   None
before its net asset value and total return are calculated. We         Other expenses(1)(2)                                   0.16%
will not charge you separately for these expenses.                     Total operating expenses(1)                            0.71%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of               1 year                                                  $ 73
investing in the Portfolio to the cost of investing in other           3 years                                                 $227
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.
(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Equity Income Portfolio

What are the Portfolio's Goals?


     The Equity Income Portfolio seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in dividend-paying stocks of large companies that we believe have long-term total return potential. That is, they offer both current income through dividends and capital growth potential through increases in stock prices. Our focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. We then consider the financial strength of the company, its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, the Portfolio generally sells that stock.

The Equity Income Portfolio also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Portfolio's performance. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the Portfolio. We look closely at each company and the characteristics of the bond to better judge the ability of the company to pay interest and repay principal.

We conduct ongoing analysis of both the stock and bond markets to determine how much of the Portfolio should be allocated to stocks and how much to high-yield bonds.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by declines in stock and high-yield bond prices, which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or sectors.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Equity Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price          None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                 None
                                                                       Purchase reimbursement fees                             None
                                                                       Redemption reimbursement fees                           None
                                                                       Exchange fees                                           None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from                  Investment advisory fees(1)                            0.55%
The Equity Income Portfolio's assets before it pays dividends          Distribution and service (12b-1) fees                   None
and before its net asset value and total return are calculated.        Other expenses(1)(2)                                   0.17%
We will not charge you separately for these expenses.                  Total operating expenses(1)                            0.72%

------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of               1 year                                                  $ 74
investing in the Portfolio to the cost of investing in other           3 years                                                 $230
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.
(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Select Equity Portfolio

What are the Portfolio's goals?

     The Select Equity Portfolio seeks to provide maximum long-term capital appreciation. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in exchange-traded equity securities. At any point in time, the Portfolio will hold between 20 and 30 different stocks. The securities we select must pass through three screens. First, we only look at stocks that have already been picked by our portfolio managers for inclusion in other funds in the Delaware Investments Family of Funds. Second, we apply quantitative models which rank these stocks based on a combination of their value, growth and risk characteristics. Third, we perform fundamental analysis on the companies in the top 25% of the ranking to narrow the list down to the 20 to 30 individual securities selected for the Portfolio. When a security which is held by the Portfolio no longer passes these screens, it is sold and replaced by a new security that meets our selection criteria. Because the Portfolio will continually purchase and sell securities according to the screening process, and will also purchase or sell securities to maintain an approximately equal weighting for each security, portfolio turnover is expected to be high, perhaps between 200% and 300%.

The Portfolio is "non-diversified," which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio (although the Portfolio does intend to be treated as "diversified" for tax purposes). The Portfolio may invest in companies of all sizes, including small capitalization, or "small cap," companies. The Portfolio may be highly concentrated in particular industries or in closely related industries, although in general it will not invest more than 25% of its net assets in any one industry.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by declines in stock prices, which could be caused by a drop in the stock market, problems in the economy or poor performance from particular companies or industry sectors. In particular, because of the small number of different stocks held by the Portfolio, the effect of a change in the price of any single stock holding may be magnified. Because the Portfolio may be highly concentrated in particular industries or in closely related industries, the Portfolio may be particularly sensitive to changes in economic conditions in those industries. Small cap stocks may experience much more drastic changes in prices than stocks of larger capitalized companies because small cap companies are typically much more sensitive to changes in economic conditions. In addition, high portfolio turnover can result in higher brokerage costs to the Portfolio and in higher net taxable gains for you as an investor.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Select Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price          None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                 None
                                                                       Purchase reimbursement fees                             None
                                                                       Redemption reimbursement fees                           None
                                                                       Exchange fees                                           None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from                  Investment advisory fees(1)                            1.00%
The Select Equity Portfolio's assets before it pays dividends and      Distribution and service (12b-1) fees                   None
before its net asset value and total return are calculated. We         Other expenses(1)(2)                                   0.26%
will not charge you separately for these expenses.                     Total operating expenses(1)                            1.26%

------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of               1 year                                                  $128
investing in the Portfolio to the cost of investing in other           3 years                                                 $400
mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.
(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio

What are the Portfolio's Goals?

     The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to attain its objective by investing in equity securities of medium-sized companies which, in the opinion of the investment adviser, present, at the time of purchase, significant long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth-oriented common stocks of domestic corporations. Those companies, in the investment adviser's view, generally have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such a company exhibits the same characteristics and growth potential as companies within the range. Equity securities for this purpose include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Generally, the Portfolio will not hold more than 10% of its total assets in cash or such short-term investments, but, on occasion, may hold as much as 30% of its total assets in cash or such short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns for The Mid-Cap Growth Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception - with the average annual returns compared to the performance of the Russell 2000 Stock Index. The Russell 2000 Stock Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

1993 - 12.76%
1994 - -4.01%
1995 - 29.69%
1996 - 13.40%
1997 - 13.00%
1998 - 20.14%

As of December 31, 1998, The Mid-Cap Growth Equity Portfolio had a year-to-date return of 20.14%. During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 25.17% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.15% for the quarter ended September 30, 1998.

Average annual returns for periods ending 12/31/98

                                      The Mid-Cap Growth          Russell 2000
                                       Equity Portfolio            Stock Index
   1 year                                   20.14%                    -2.55%
   5 years                                  13.90%                    11.86%
   Since inception (2/27/92)                12.14%                    12.35%


What are The Mid-Cap Growth Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Mid-Cap Growth Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses

Investment advisory fees(1)                                  0.80%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                            0.91%
Total operating expenses(1)                                  1.71%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $174
3 years                                                      $539
5 years                                                      $928
10 years                                                   $2,019

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Value Equity Portfolio
--------------------------------------------------------------------------------
What are the Portfolio's Goals?
   The Mid-Cap Value Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Mid-Cap Value Equity Portfolio seeks to achieve its objective by investing primarily in equity securities of companies which, at the time of purchase, have market capitalizations of between $1 billion and $10 billion and are listed on a national securities exchange or NASDAQ, and which, in the investment adviser's opinion, offer capital gains potential.

In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies described above. Equity securities for this purpose include common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, preferred stock, and certain other non-traditional equity securities.

The Portfolio expects to invest in companies in the capitalization range described above, and that have been in existence for at least three years (including the operation of any predecessor company) but which have the potential, in the investment adviser's judgment, for providing long-term total return.

The Portfolio may also invest in futures contracts and options on futures contracts subject to certain limitations. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will limit its holdings in cash or short-term debt instruments to 5% of its assets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Value Equity Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Mid-Cap Value Equity Portfolio. We show returns for The Mid-Cap Value Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Russell MidCap Value Index. The Russell MidCap Value Index contains stocks from the Russell MidCap Index with a less-than-average growth orientation. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Mid-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

Total return (The Mid-Cap Value Equity Portfolio)

1998 - -3.90%

As of December 31, 1998, The Mid-Cap Value Equity Portfolio had a year-to-date return of -3.90%. During the period illustrated in this bar chart, The Mid-Cap Value Equity Portfolio's highest quarterly return was 10.06% for the quarter ended March 31, 1998 and its lowest quarterly return was -15.25% for the quarter ended September 30, 1998.

Average annual returns for periods ending 12/31/98

                                          The Mid-Cap Value      Russell MidCap
                                          Equity Portfolio         Value Index
   1 year                                      -3.90%                 5.08%
   Since inception (12/29/97)                  -3.27%                 5.08%


What are The Mid-Cap Value Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Mid-Cap Value Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(1)                                 0.75%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                           0.62%
Total operating expenses(1)                                 1.37%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $139
3 years                                                      $434
5 years                                                      $750
10 years                                                   $1,646


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Value Equity Portfolio
--------------------------------------------------------------------------------
What are the Portfolio's Goals?
   The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will. What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in equity securities of small capitalization companies which, at the time of purchase, generally have market capitalizations of between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that the investment adviser believes to be undervalued relative to the asset value of long-term earning power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, the Portfolio intends to invest at least 65% of its net assets in equity securities issued by small-cap companies. Equity securities for this purpose, include, among others, common stock, securities convertible into common stock, warrants and preferred stock.


The Portfolio may invest up to 25% of its net assets in equity securities of foreign issuers. The Portfolio also may invest up to 25% of its net assets in fixed-income securities and convertible securities rated B or below by Moody's or S&P when we believe that capital appreciation is likely. High-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.


For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in securities of foreign issuers, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher rated debt secutities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Small-Cap Value Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Small-Cap Value Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment Advisory fees(1)                                 0.75%
Distribution and service (12b-1) fees                        None
Other expenses(1/2)                                         0.28%
Total operating expenses(1)                                 1.03%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $105
3 years                                                      $328


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) Other expenses are based on estimated amounts for the current fiscal year.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio

What are the Portfolio's Goals?
   The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will. What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies which the investment adviser believes have the potential for high earnings growth, and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ. The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings, if any, of those securities will not be an important factor in their selection. In addition, under normal market conditions, no more than 35% of the Portfolio's total assets may be invested in debt securities of corporate and governmental issues.

The Portfolio will invest in equity securities of companies we believe to be undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earning ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

At no time will the investments of the Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's assets. The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. In such situations the Portfolio may not be able to achieve its investment goal.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio primarily will be affected by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Small-Cap Growth Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Small-Cap Growth Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment Advisory fees(1)                                 0.75%
Distribution and service (12b-1) fees                        None
Other expenses(1/2)                                         1.03%
Total operating expenses(1)                                 1.78%

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $181
3 years                                                      $560

--------------------------------------------------------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) Other expenses are based on estimated amounts for the current fiscal year.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Real Estate Investment
Trust Portfolio and
The Real Estate Investment Trust Portfolio II

What are each Portfolio's Goals?

     Each Portfolio seek maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve their goal, there is no assurance that they will.


What are each Portfolio's main investment strategies? Each Portfolio invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in equity securities of real estate investment trusts (REITs). The Portfolios are considered non-diversified under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of its overall assets and subject the Portfolios to greater risks.

Each Porfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk" and "Additional Investment information - Real Estate Investment Trusts (REITs)."

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability quickly to deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

--------------------------------------------------------------------------------

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when the investment adviser believes such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine. We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share prices and yields will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to special risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. By investing in REITs indirectly through either Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are an appropriate investment for you.

How has The Real Estate Investment Trust Portfolio performed?

Year-by-year total return (The Real Estate Investment Trust Portfolio)

This bar chart and table can help you evaluate the potential risks of investing in The Real Estate Investment Trust Portfolio. We show how returns for The Real Estate Investment Trust Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception -- with average annual total return compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by the Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Real Estate Investment Trust Portfolio. Returns would be lower without the voluntary waiver and payment.



     Year-by-year total return (The Real Estate Investment Trust Portfolio)

                                 1996 -  41.81%
                                 1997 -  31.34%
                                 1998 - -12.09%


As of December 31, 1998, The Real Estate Investment Trust Portfolio had a year-to-date return of
-12.09%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio's highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------

                              Average annual returns for periods ending 12/31/98

                                 The Real Estate             NAREIT Equity
                           Investment Trust Portfolio         REIT Index
   1 year                          -12.09%                      -17.51%
   Since 12/6/95                    18.93%                       10.31%


What are The Real Estate Investment Trust Portfolio's fees and expenses?
--------------------------------------------------------------------------------

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(1)                                 0.75%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                           0.27%
Total operating expenses(1)                                 1.02%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $104
3 years                                                      $325
5 years                                                      $563
10 years                                                   $1,248


(1) Delaware Management Company has agreed to waive fees and pay expenses from November 11, 1998 through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.95% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

How has The Real Estate Investment Trust Portfolio II performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in The Real Estate Investment Trust Portfolio II. We show average annual return for The Real Estate Investment Trust Portfolio II for the past calendar year, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

          Total return (The Real Estate Investment Trust Portfolio II)

                                  1998 -12.97%

As of December 31, 1998, The Real Estate Investment Trust Portfolio II had a year-to-date return of -12.97%. During the period illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 3.95% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.37% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/98

                                    The Real Estate           NAREIT Equity
                               Investment Trust Portfolio      REIT Index
   1 year                              -12.97%                  -17.51%
   Since inception (11/4/97)            -8.29%                  -14.46%


What are The Real Estate Investment Trust Portfolio II's fees and expenses?
--------------------------------------------------------------------------------

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio II's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(1)                                 0.75%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                           0.68%
Total operating expenses(1)                                 1.43%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $146
3 years                                                      $452
5 years                                                      $782
10 years                                                   $1,713


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.
22

Profile: The Global Equity Portfolio


What are the Portfolio's Goals?

     The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Such securities will normally, in the investment adviser's opinion, be undervalued at the time of purchase based on a fundamental analysis performed by the investment adviser. Investments will be mainly in marketable securities of companies located in developed markets.

The Portfolio will attempt to achieve its objective by investing in securities traded in equity markets and currencies that the investment adviser believes offer the best relative value within the global investment universe. Equity securities in which the Portfolio may invest include, but are not limited to, common stocks and securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro, or may invest in short-term debt securities or other money market instruments, as described below.)

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

The Portfolio may also invest of up to 35% of its assets in fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through investments in equity or short-term investments. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its

--------------------------------------------------------------------------------

assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent that the investment adviser invests in forward foreign currency contracts or uses other instruments to endeavor to hedge against currency risks the Portfolio will be subject to the special risks associated with that activity. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. See "Additional Investment Information" and "Risk Factors" for further details concerning these instruments.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Global Equity Portfolio. We show returns for The Global Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International World Stock Index. The Morgan Stanley Capital International World Stock Index is an international index that includes stocks traded in Europe, Australia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Equity Portfolio.
Returns would be lower without the voluntary waiver and payment.


                   Total return (The Global Equity Portfolio)

                                 1998 - 11.15%

As of December 31, 1998, The Global Equity Portfolio had a year-to-date return of 11.15%. During the period illustrated in this bar chart, The Global Equity Portfolio's highest quarterly return was 12.51% for the quarter ended December 31, 1998 and its lowest quarterly return was -10.57% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------

                              Average annual returns for periods ending 12/31/98

                                  The Global          Morgan Stanley Capital
                               Equity Portfolio  International World Stock Index
   1 year                          11.15%                    24.34%
   Since inception (10/15/97)       7.83%                    23.60%


What are The Global Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees(1)                              0.40%
Redemption reimbursement fees(1)                            0.30%
Exchange fees                                                None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Global Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(2)                                 0.75%
Distribution and service (12b-1) fees                        None
Other expenses(2)                                           1.56%
Total operating expenses(2)                                 2.31%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                              Assumes                  Assumes no
                             redemption                redemption
1 year                          $303                     $273
3 years                         $788                     $758
5 years                       $1,300                   $1,270
10 years                      $2,705                   $2,675


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that have the same economic effect as such a contribution.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.

Profile: The International Equity Portfolio


What are the Portfolio's Goals?

     The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside the United States, and which, in the investment adviser's opinion, are undervalued at the time of purchase based on fundamental analysis employed by the investment adviser. Investments will be made mainly in marketable securities of companies located in developed countries.

Equity securities in which the Portfolio may invest include, but are not limited to, common stocks and securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through investments in equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and must have a government or government agency backed credit status which would

--------------------------------------------------------------------------------

include, but not be limited to, supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include:
The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent that the investment adviser invests in forward foreign currency contracts or uses other instruments to endeavor to hedge against currency risks the Portfolio will be subject to the special risks associated with that activity. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


How has The International Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in The International Equity Portfolio. We show how returns for The International Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception-- with average annual return compared to the performance of the Morgan Stanley Capital International EAFE Stock Index. The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


Year-by-year total return (The International Equity Portfolio)

                                  1993 - 29.72%
                                  1994 -  3.59%
                                  1995 - 13.02%
                                  1996 - 20.35%
                                  1997 -  5.13%
                                  1998 - 10.01%

As of December 31, 1998, The International Equity Portfolio had a year-to-date return of 10.01%. During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.33% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------

Average annual returns for periods ending 12/31/98

                            The International           Morgan Stanley Capital
                            Equity Portfolio      International EAFE Stock Index
   1 year                        10.01%                      20.00%
   5 years                       10.26%                       9.19%
   Since inception (2/4/92)      11.38%                       9.98%


What are The International Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The International Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees                                    0.75%
Distribution and service (12b-1) fees                        None
Other expenses                                              0.16%
Total operating expenses(1)                                 0.91%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                        $93
3 years                                                      $290
5 years                                                      $504
10 years                                                   $1,120


(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.
28

Profile: The Labor Select International Equity Portfolio

What are the Portfolio's Goals?

The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio, under normal market conditions, will invest at least 65% of its total assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside of the United States, and which, in the opinion of the investment adviser, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include common stocks and securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

The Portfolio may hold up to 15% of its assets in foreign fixed-income securities when, in our opinion, equity securities are overvalued and such fixed-income securities present an opportunity for returns greater than those available through investments in equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and must have a government or government agency backed credit status which would include, but not be limited to, supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: the World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or determined to be of comparable quality. Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities, which have the potential for maximum long-term total return, are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of issuers domiciled

--------------------------------------------------------------------------------

in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices;
(3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity consideration not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the posssibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the investment adviser invests in forward foreign currency contracts or uses other investments to endeavor to hedge against currency risks, the Portfolio will be subject to the special risks associated with that activity. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in The Labor Select International Equity Portfolio. We show how returns for The Labor Select International Equity Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Stock Index. The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


Year-by-year total return (The Labor Select International Equity Portfolio)

                                                                             30%
                             22.08%

                                                                             20
                                                 11.90%
                                       10.83%
                                                                             10


                                                                              0
--------------------------------------------------------------------------------
                              1996      1997      1998


As of December 31, 1998, The Labor Select International Equity Portfolio had a year-to-date return of 11.90%. During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 13.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.04% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/98

                                     The Labor Select                 Morgan Stanley Capital
                              International Equity Portfolio      International EAFE Stock Index
1 year                                    11.90%                             20.00%
Since inception (12/19/95)                15.62%                              9.00%

What are The Labor Select International Equity Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Labor Select International Equity Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees                                    0.75%
Distribution and service (12b-1) fees                        None
Other expenses                                              0.18%
Total operating expenses(1)                                 0.93%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                        $95
3 years                                                      $296
5 years                                                      $515
10 years                                                   $1,143

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Emerging Markets Portfolio

What are the Portfolio's Goals?

The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio, under normal market conditions, will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging countries. The Portfolio will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants issued by companies located or operating in emerging countries.

The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the IFC Free Index or MSCI EMF Index will be considered to be an "emerging country." There are more than 130 countries that we generally consider to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries. In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, but are not limited to, Argentina, Brazil, Chile, China, Columbia, The Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Korea, Malaysia, Mexico, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

--------------------------------------------------------------------------------

Up to 35% of the Portfolio's net assets may be invested in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be dominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in the high quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities, and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the investment adviser invests in forward foreign currency contracts or uses other investments to endeavor to hedge against currency risks, the Portfolio will be subject to the special risks associated with that activity. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Emerging Markets Portfolio. We show returns for The Emerging Markets Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Equity Index. The Morgan Stanley Capital International Emerging Markets Free Equity Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment.

Total return (The Emerging Markets Portfolio)

                                                                             10%


                                                                              0


                                                                            -10


                                                                            -20


                                                                            -30

                                     -34.88%
                                                                            -40
--------------------------------------------------------------------------------
                                       1998

As of December 31, 1998, The Emerging Markets Portfolio had a year-to-date return of -34.88%. During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 7.03% for the quarter ended March 31, 1998 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98

                                     The Emerging              Morgan Stanley Capital International
                                  Markets Portfolio             Emerging Markets Free Equity Index
1 year                                -34.88%                               -25.34%
Since inception (4/14/97)             -26.85%                               -25.85%

What are The Emerging Markets Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 None
Maximum sales charge (load) imposed on
 reinvested dividends                                        None
Purchase reimbursement fees(1)                              0.75%
Redemption reimbursement fees(1)                            0.75%
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Emerging Markets Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(2/3)                               1.20%
Distribution and service (12b-1) fees                        None
Other expenses(2)                                           0.49%
Total operating expenses(2)                                 1.69%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                           Assumes    Assumes no
                                                         redemption   redemption
                                                         ----------   ----------
1 year                                                       $321        $246
3 years                                                      $679        $604
5 years                                                    $1,061        $986
10 years                                                   $2,133      $2,058

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(3) Delaware International has elected voluntarily to limit its annual Investment Advisory Fee to no more than 1.00% of the Portfolio's average daily net assets during the period from October 1, 1997 through October 31, 1999. The effect of the current fee waiver with respect to total operating expenses and the 1.00% fee limitation described in footnote 2 is that the annual Investment Advisory Fee paid to Delaware International on behalf of the Portfolio will be an amount equal to the lesser of 1.00% or the amount necessary to limit Total operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to no more than 1.55% of average net assets, on an annualized basis. Delaware International has also voluntarily agreed that the annual Investment Advisory Fee payable to Delaware International on behalf of The Emerging Markets Portfolio will not exceed 1.00% unless shareholders of the Portfolio have been notified of the change to the 1.00% fee limitation at least one year in advance of such increase. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense caps described in footnotes 2 and 3.

Profile: The International Small-Cap Portfolio

What are the Portfolio's Goals?

The International Small-Cap Portfolio seeks long-term capital appreciation. Although, the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?
The Portfolio seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).

By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio will invest primarily in the securities of foreign companies.

In selecting investments for the Portfolio, the investment adviser uses a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The investment adviser uses the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the investment adviser determines the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey, but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment adviser to be of equivalent quality, and which present special investment risks.

--------------------------------------------------------------------------------
Convertible bonds are treated as equity securities and are not subject to the 15% limit.

For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The Portfolio may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these instruments.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The International Small-Cap Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 None
Maximum sales charge (load) imposed on
 reinvested dividends                                        None
Purchase reimbursement fees(1)                               0.55%
Redemption reimbursement fees(1)                             0.45%
Exchange fees                                                None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The International Small-Cap Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(2)                                 1.00%
Distribution and service (12b-1) fees                        None
Other expenses(2/3)                                         0.24%
Total operating expenses(2)                                 1.24%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                         Assumes      Assumes no
                                                       redemption     redemption
                                                       ----------     ----------
1 year                                                    $226           $181
3 years                                                   $491           $446


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchases reimbursement fee, investors in The International Small-Cap Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that have the same economic effect as such a contribution.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(3) Other expenses are based on estimates for the current fiscal year.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.

Profile: The Intermediate Fixed Income Portfolio

What are the Portfolio's Goals?

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Government/Corporate Intermediate Bond Index.

The Portfolio seeks maximum long-term total return by investing in debt securities having an average effective maturity (that is, the market value weighted average time to repayment of principal) between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those deemed to be of comparable quality by the investment adviser. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares. The degree of Portfolio activity may affect transaction costs of the Portfolio and taxes payable by institutional shareholders that are subject to federal income taxes.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be free to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these instruments.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Intermediate Fixed Income Portfolio. We show how returns for The Intermediate Fixed Income Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Lehman Brothers Government/Corporate Intermediate Bond Index. The Lehman Brothers Government/Corporate Intermediate Bond Index is an index composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The Intermediate Fixed Income Portfolio)

                                                                              8%
                        7.37%
                                         7.07%
                                                                              6


                                                                              4


                                                                              2


                                                                              0
--------------------------------------------------------------------------------
                         1997            1998

As of December 31, 1998, The Intermediate Fixed Income Portfolio had a year-to-date return of 7.07%. During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 3.16% for the quarter ended September 30, 1998 and its lowest quarterly return was -0.02% for the quarter ended March 31, 1997.


                              Average annual returns for periods ending 12/31/98

                                          The Intermediate              Lehman Brothers Government/
                                       Fixed Income Portfolio       Corporate Intermediate Bond Index
1 year                                          7.07%                               7.73%
Since inception (3/12/96)                       6.84%                               8.44%

What are The Intermediate Fixed Income Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 None
Maximum sales charge (load) imposed on
 reinvested dividends                                        None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Intermediate Fixed Income Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(1)                                 0.40%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                           0.61%
Total operating expenses(1)                                 1.01%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $103
3 years                                                      $322
5 years                                                      $558
10 years                                                   $1,236


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Aggregate Fixed Income Portfolio

What are the Portfolio's Goals?

The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Aggregate Bond Index.

The Portfolio seeks maximum long-term total return by investing in debt securities having a broad range of maturities. However, the Portfolio typically will have an average effective maturity (that is, the market value weighted average time to repayment of principal) of between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio, with long-term bonds (over ten years) purchased when they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those deemed to be of comparable quality by the investment adviser. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares. The degree of Portfolio activity may affect transaction costs of the Portfolio and taxes payable by institutional shareholders that are subject to federal income taxes.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed- income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Aggregate Fixed Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Aggregate Fixed Income Portfolio. We show returns for The Aggregate Fixed Income Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Aggregate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

Total return (The Aggregate Fixed Income Portfolio)

                                                                             10%

                                      8.58%
                                                                              8


                                                                              6


                                                                              4


                                                                              2


                                                                              0
--------------------------------------------------------------------------------
                                       1998

As of December 31, 1998, The Aggregate Fixed Income Portfolio had a year-to-date return of 8.58%. During the period illustrated in this bar chart, The Aggregate Fixed Income Portfolio's highest quarterly return was 4.20% for the quarter ended September 30, 1998 and its lowest quarterly return was 0.54% for the quarter ended December 31, 1998.

                              Average annual returns for periods ending 12/31/98

                                       The Aggregate Fixed                   Lehman Brothers
                                        Income Portfolio                  Aggregate Bond Index
1 year                                       8.58%                                8.69%
Since inception (12/29/97)                   8.39%                                8.69%

What are The Aggregate Fixed Income Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 None
Maximum sales charge (load) imposed on
 reinvested dividends                                        None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Aggregate Fixed Income Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(1)                                 0.40%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                           1.67%
Total operating expenses(1)                                 2.07%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $210
3 years                                                      $649
5 years                                                    $1,114
10 years                                                   $2,400


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The High-Yield Bond Portfolio

What are the Portfolio's Goals?

The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest at least 80% of its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated (which may be more speculative in nature than rated bonds); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the investment adviser. Of these categories of securities, the investment adviser anticipates investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the investment adviser may take advantage of short-term opportunities that are consistent with its investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio? Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the

--------------------------------------------------------------------------------

investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. To the extent the Portfolio invests in securities issued by non-U.S. companies, those investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in The High-Yield Bond Portfolio. We show how returns for The High-Yield Bond Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Salomon Smith Barney High-Yield Cash Pay Index. The Salomon Smith Barney High-Yield Cash Pay Index includes cash-pay and deferred-interest bonds, but excludes bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. You should remember that unlike the Portfolio, the index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

Year-by-year total return (The High Yield Bond Portfolio)

                                                                             20%
                           18.14%

                                                                             15


                                                                             10


                                                                              5

                                                1.75%
                                                                              0
--------------------------------------------------------------------------------
                            1997                1998


As of December 31, 1998, The High-Yield Bond Portfolio had a year-to-date return of 1.75%. During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 6.39% for the quarter ended June 30, 1997 and its lowest quarterly return was -5.42% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98

                                        The High-Yield                 Salomon Smith Barney
                                        Bond Portfolio              High-Yield Cash Pay Index
1 year                                      1.75%                              4.42%
Since inception (12/2/96)                   9.90%                              8.69%


What are The High-Yield Bond Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 None
Maximum sales charge (load) imposed on
 reinvested dividends                                        None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The High-Yield Bond Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees(1)                                 0.45%
Distribution and service (12b-1) fees                        None
Other expenses(1)                                           0.30%
Total operating expenses(1)                                 0.75%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                        $77
3 years                                                      $240
5 years                                                      $417
10 years                                                     $930


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Diversified Core Fixed Income Portfolio
--------------------------------------------------------------------------------
What are the Portfolio's Goals?

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by allocating its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. The investment adviser will determine the amount of assets of the Portfolio that will be allocated to each of the three sectors in which the Portfolio will invest, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

Securities purchased by the Portfolio will be rated in one of the four highest rating categories or will be unrated securities that are determined to be of comparable quality. See Appendix A for additional rating information.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

o International Sector Under normal circumstances, between 5% and 20% of the Portfolio's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets. In addition, the Portfolio may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Portfolio may also invest in zero coupon bonds and may purchase shares of other investment companies.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in high yield, high risk bonds entails certain risk, including the risk of loss of principal which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. with prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Diversified Core Fixed Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in The Diversified Core Fixed Income Portfolio. We show returns for The Diversified Core Fixed Income Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Diversified Core Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

Total return (The Diversified Core Fixed Income Portfolio)

                                                                             12%
                                     10.28%

                                                                             10


                                                                              8


                                                                              6


                                                                              4


                                                                              2


                                                                              0
--------------------------------------------------------------------------------
                                       1998


As of December 31, 1998, The Diversified Core Fixed Income Portfolio had a year-to-date return of 10.28%. During the periods illustrated in this bar chart, The Diversified Core Fixed Income Portfolio's highest quarterly return was 3.65% for the quarter ended March 31, 1998 and its lowest quarterly return was 1.10% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/98

                                         The Diversified Core                        Lehman Brothers
                                        Fixed Income Portfolio                    Aggregate Bond Index
1 year                                          10.28%                                    8.69%
Since inception (12/29/97)                       9.92%                                    8.69%


What are The Diversified Core Fixed Income Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                 None
Maximum sales charge (load) imposed on
 reinvested dividends                                        None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Diversified Core Fixed Income Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

Investment advisory fees1                                   0.43%
Distribution and service (12b-1) fees                        None
Other expenses1                                             1.31%
Total operating expenses1                                   1.74%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $177
3 years                                                      $548
5 years                                                      $944
10 years                                                   $2,052

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio
--------------------------------------------------------------------------------

What are the Portfolio's Goals?

    The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.


What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.


Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets which will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.


Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities and foreign government securities and securities of supranational entities.

--------------------------------------------------------------------------------

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by the investment adviser to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or underdeveloped, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. to the extent the Portfolio invests in securities of companies in emerging markets, investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. To the extent the investment adviser invests in forward foreign currency contracts or uses other investments to endeavor to hedge against currency risks, the Portfolio will be subject to the special risks associated with that activity.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in The Global Fixed Income Portfolio. We show how returns for The Global Fixed Income Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception --with the average annual returns compared to the performance of the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


                   Year-by-year total return (The Global Fixed Income Portfolio)

1993           19.16%
1994            1.24%
1995           18.96%
1996           14.96%
1997            1.73%
1998            8.68%


As of December 31, 1998, The Global Fixed Income Portfolio had a year-to-date return of 8.68%. During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 6.33% for the quarter ended March 31, 1993 and its lowest quarterly return was -2.50% for the quarter ended June 30, 1994.

                              Average annual returns for periods ending 12/31/98

                                  The Global Fixed    Salomon Smith Barney World
                                 Income Portfolio        Government Bond Index
--------------------------------------------------------------------------------
1 year                                 8.68%                     15.29%
5 years                                8.88%                      7.85%
Since inception (11/30/92)            10.57%                      8.72%


What are The Global Fixed Income Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

                       Maximum sales charge (load) imposed on
                        purchases as a percentage of offering price        None
                       Maximum sales charge (load) imposed on
                        reinvested dividends                               None
                       Purchase reimbursement fees                         None
                       Redemption reimbursement fees                       None
                       Exchange fees                                       None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Global Fixed Income Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.
                       Investment advisory fees(1)                         0.50%
                       Distribution and service (12b-1) fees               None
                       Other expenses(1)                                   0.12%
                       Total operating expenses(1)                         0.62%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                       1 year                                               $63
                       3 years                                             $199
                       5 years                                             $346
                      10 years                                             $774





(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

Profile: The International Fixed Income Portfolio
--------------------------------------------------------------------------------

What are the Portfolio's Goals?

     The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.


What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, the investment adviser identifies those countries' fixed-income markets which it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European

--------------------------------------------------------------------------------

Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or underdeveloped, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


Currency considerations carry a special risk for a portfolio of international securities and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.


It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. To the extent the investment adviser invests in forward foreign currency contracts or uses other investments to endeavor to hedge against currency risks, the Portfolio will be subject to the special risks associated with that activity.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?
--------------------------------------------------------------------------------


This bar chart and table can help you evaluate the potential risks of investing in The International Fixed Income Portfolio. We show returns for The International Fixed Income Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual return compared to the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index. The Salomon Smith Barney Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

                         Total return (The International Fixed Income Portfolio)
1998                     9.68%


As of December 31, 1998, The International Fixed Income Portfolio had a year-to-date return of 9.68%. During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 5.52% for the quarter ended September 30, 1998 and its lowest quarterly return was 0.30% for the quarter ended June 30, 1998.

                              Average annual returns for periods ending 12/31/98

                          The International Fixed  Salomon Smith Barney Non-U.S.
                             Income Portfolio       World Government Bond Index
1 year                            9.68%                       17.80%
Since inception (4/11/97)         7.87%                       12.77%

What are The International Fixed Income Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

                         Maximum sales charge (load) imposed on
                          purchases as a percentage of offering price      None
                         Maximum sales charge (load) imposed on
                          reinvested dividends                             None
                         Purchase reimbursement fees                       None
                         Redemption reimbursement fees                     None
                         Exchange fees                                     None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The International Fixed Income Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

                         Investment advisory fees(1)                       0.50%
                         Distribution and service (12b-1) fees             None
                         Other expenses(1)                                 0.17%
                         Total operating expenses(1)                       0.67%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                         1 year                                            $ 68
                         3 years                                           $214
                         5 years                                           $373
                        10 years                                           $835


(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

Profile: The Asset Allocation Portfolio
--------------------------------------------------------------------------------

What are the Portfolio's Goals?

     The Asset Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.


What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in domestic equity and fixed-income securities, including domestic equity and fixed-income Portfolios of the Fund. The Portfolio may also invest in international equity and fixed-income securities, including international equity and fixed-income Portfolios of the Fund. The Portfolio will generally invest at least 20% of its net assets in fixed-income securities, including fixed-income Portfolios of the Fund. The Portfolio will pursue its investment objective through active asset allocation implemented primarily with investments in a combination of the Portfolios of the Fund. The Portfolio may also separately invest directly in the same securities and employ the same investment strategies as any of the Portfolios of the Fund, to the extent consistent with the Portfolio's investment objective. The Portfolio may invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Portfolios of the Fund, hedging of the Portfolios' investment positions, or to make investments in asset classes not available in the Portfolios of the Fund. While it is anticipated that at most times the Portfolio will be primarily invested in the Portfolios of the Fund, it is possible, from time to time, for the Portfolio to be substantially invested directly in securities. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.


As described above, the Portfolios of the Fund include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that the Portfolio will invest in a different combination of securities and Portfolios of the Fund. In allocating the Portfolio's assets, we will evaluate the expected return of the Portfolios of the Fund, the volatility of the Portfolios of the Fund (i.e., the variability of returns from one period to the next), and the correlation of the Portfolios of the Fund (i.e. the degree to which the Portfolios of the Fund move together).


The Portfolios of the Fund that will currently be considered for investment by The Asset Allocation Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Portfolio of the Fund, see the discussion of each such Portfolio in this Prospectus. The list of Portfolios of the Fund may change from time to time, and Portfolios of the Fund may be added or deleted upon our recommendation without shareholder approval.

--------------------------------------------------------------------------------

Asset Class                 Portfolio of the Fund
-----------                 ---------------------

U.S. Equity                 The Mid-Cap Growth Equity Portfolio
                            The Large-Cap Value Equity Portfolio
                            The Core Equity Portfolio
                            The Select Equity Portfolio
                            The Small-Cap Growth Equity Portfolio
                            The Real Estate Investment Trust Portfolio II
                            The Mid-Cap Value Equity Portfolio
                            The Small-Cap Value Equity Portfolio
International Equity        The Emerging Markets Portfolio
                            The Global Equity Portfolio
                            The International Equity Portfolio
                            The Labor Select International Equity Portfolio
                            The International Small-Cap Portfolio
Fixed Income                The Aggregate Fixed Income Portfolio
                            The Diversified Core Fixed Income Portfolio
                            The Intermediate Fixed Income Portfolio
                            The Global Fixed Income Portfolio
                            The High-Yield Bond Portfolio
                            The International Fixed Income Portfolio


The percentage ranges targeted for the Portfolio by broad asset class are set forth below. The percentage ranges applicable to each asset class for the Portfolio may be changed from time to time by us without the approval of shareholders.

Asset Class                     Percentage Ranges of Investment in Asset Classes
-----------                     ------------------------------------------------

U.S. Equity                                      30% - 70%
International Equity                              5% - 30%
Fixed Income                                     20% - 65%
Cash                                              0% - 35%

The Portfolio will generally at all times be invested in at least three Portfolios of the Funds, consistent with the table above. The Portfolio may invest up to 100% of its total assets in cash or other money market instruments for temporary, defensive purposes. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

The Portfolio will indirectly bear its pro rata share of the fees and expenses incurred by the Portfolios of the Fund that are applicable to direct shareholders of such Portfolios of the Fund. The investment returns of the Portfolio, therefore, will be net of the expenses of the Portfolios of the Fund in which it is invested. The Portfolio may, to the extent consistent with its investment objective, invest its assets directly in the same types of securities and engage in the same types of investment strategies as those in which the Portfolios of the Fund invest. The Portfolio may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Portfolios of the Fund, to help protect the Portfolio against a decline in the value of the Portfolios of the Fund. The Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed.


The Portfolio, to the extent consistent with its investment objective, and certain of the Portfolios of the Fund, may purchase foreign securities; purchase high yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; and enter into forward roll transactions.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's assets may be primarily invested in a combination of the Portfolios of the Fund. As a result, the Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of the Portfolio to meet its investment objective may thus be directly related to

--------------------------------------------------------------------------------


the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the Fund by the investment adviser. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in the securities markets as a whole.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Asset Allocation Portfolio's fees and expenses?
--------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.

                       Maximum sales charge (load) imposed on
                         purchases as a percentage of offering price       None
                       Maximum sales charge (load) imposed on
                         reinvested dividends                              None
                       Purchase reimbursement fees                         None
                       Redemption reimbursement fees                       None
                       Exchange fees                                       None

--------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Asset Allocation Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

                       Investment advisory fees(1)                         0.05%
                       Distribution and service (12b-1) fees               None
                       Other expenses(1/2)                                 0.23%
                       Total operating expenses(1)                         0.28%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                       1 year                                               $29
                       3 years                                              $90

--------------------------------------------------------------------------------
This example is calculated based on the same hypothetical investment of $10,000 with an annual 5% return over the time shown as used above, and assuming the estimated total operating expenses of The Asset Allocation Portfolio noted above, but also assuming the estimated average aggregate total operating expenses of the Portfolios of the Fund described below.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                       1 year                                              $103
                       3 years                                             $322

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total direct operating expenses of the Portfolio (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.15% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2)  Other expenses are based on estimated amounts for the current fiscal year.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1, but does assume the voluntary expense caps of the other Portfolios of the Fund.


The Asset Allocation Portfolio, as a shareholder in the Portfolios of the Fund, will indirectly bear its proportionate share of any management fees and other expenses paid by the Portfolios of the Fund. These fees and expenses, which are embedded in the prices of the Portfolios of the Fund shares purchased by The Asset Allocation Portfolio, are in addition to the fees and expenses of The Asset Allocation Portfolio shown above. The average aggregate total operating expenses of the Portfolios of the Fund (including any voluntary expense caps) are estimated to be 0.73%, based on the actual operating expenses of the Portfolios of the Fund for the most recent fiscal year and the following static asset allocation assumptions: The Mid-Cap Growth Equity Portfolio - 25%; The Large-Cap Value Equity Portfolio - 25%; The International Equity Portfolio - 15%; The High-Yield Bond Portfolio - 10%; and The Aggregate Fixed Income Portfolio - 25%. Actual expenses will differ depending on the actual asset allocations among the Portfolios of the Fund in effect from time to time.

Additional Investment Information

The Portfolios may invest in a broad selection of securities consistent with their respective investment objective and policies. The following chart gives a brief description of the securities that the Portfolios may invest in. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
                             Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of ownership         Consistent with their respective investment objectives,
in a corporation. Stockholders participate in the                    certain Portfolios will invest assets in common stocks, some
corporation's profits and losses, proportionate to the               of which will be dividend paying stocks.
number of shares they own.

Corporate Bonds: Debt obligations issued by a corporation.           The Balanced, The Intermediate Fixed Income and The
                                                                     Aggregate Fixed Income Portfolios may invest in bonds rated in one of the four highest categories by an NRSRO (e.g., BBB by S&P or Baa by Moody's) or deemed equivalent. The Global
                                                                     Fixed Income Portfolio may invest in debt obligations of
                                                                     foreign and U.S. companies which are generally rated A or
                                                                     better by S&P or Moody's or, if unrated, are deemed to be of comparable quality. The International Fixed Income Portfolio may invest in debt obligations of foreign companies which
                                                                     are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The High-Yield Bond Portfolio may invest at least 80% of its assets in corporate bonds
                                                                     that may be rated B- or higher by S&P or B3 by Moody's, or that may be unrated. The Diversified Core Fixed Income
                                                                     Portfolio may invest in bonds rated in one of the four
                                                                     highest rating categories for its U.S. Investment Grade
                                                                     Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield
                                                                     Sector and International Sector. Up to 35% of The Emerging
                                                                     Markets Portfolio's net assets may be invested in
                                                                     fixed-income securities issued by emerging country
                                                                     companies. The Small-Cap Growth Equity Portfolio may invest up to 35% of its assets in debt securities, all of which
                                                                     must be within the four highest grades assigned by an NRSRO or deemed to be of comparable quality. The Small-Cap Value
                                                                     Equity Portfolio may invest up to 25% of its net assets in corporate bonds rated B or below when the Portfolio's
                                                                     investment adviser believes that capital appreciation from those securities is likely. Debt securities may be acquired by The Mid-Cap Value Equity, The Core Equity and The Asset
                                                                     Allocation Portfolios and those securities may be rated
                                                                     below investment grade or, unrated. In the case of The Core
                                                                     Equity Portfolio, investments in such securities that are
                                                                     rated below investment grade or unrated will be limited to no more than 5% of its assets. The Global Equity Portfolio may invest up to 35% of its assets in corporate debt
                                                                     obligations rated in one of the top two rating categories, or, if unrated, deemed to be of comparable quality. The
                                                                     International Small-Cap Portfolio may invest up to 15% of
                                                                     its net assets in fixed-income securities some or all of
                                                                     which may be corporate obligations, and some or all of which may be investment grade, below investment grade, or unrated.
                                                                     The International Equity and The Labor Select International
                                                                     Equity Portfolios may invest up to 15% of their assets in
                                                                     foreign debt instruments when suitable equity investments
                                                                     are not available. The Equity Income Portfolio may invest up to 15% of net assets in bonds rated below investment grade by an NRSRO, typically they are rated B or BB. The Balanced
                                                                     Portfolio may invest in Yankee and Euro Bonds.

Convertible Securities: Usually preferred stocks or                  The Balanced, The Equity Income, The Select Equity, The
corporate bonds that can be exchanged for a set number of            Mid-Cap Value Equity, The Small-Cap Value Equity, The
shares of common stock at a predetermined price. These               Small-Cap Growth Equity, The Core Equity, The High-Yield
securities offer higher appreciation potential than                  Bond, The International Small-Cap and The Asset Allocation
nonconvertible bonds and greater income potential than               Portfolios may invest a portion of their assets in
nonconvertible preferred stocks.                                     convertible securities in any industry, and The Real Estate
                                                                     Investment Trust Portfolios' assets may be invested in
                                                                     convertible securities of issuers in the real estate
                                                                     industry. Convertible securities acquired by The Mid-Cap
                                                                     Value Equity, The Small-Cap Value Equity, The Real Estate
                                                                     Investment Trust, The High-Yield Bond, The International
                                                                     Small-Cap and The Asset Allocation Portfolios may be rated below investment grade or unrated. In the case of The Core
                                                                     Equity and The Balanced Portfolios, such securities that are rated below investment grade, or unrated, will be limited to no more than 5% of net assets. The Mid-Cap Value Equity, The
                                                                     Real Estate Investment Trust, The High-Yield Bond, The
                                                                     Emerging Markets, The International Small-Cap and The Asset
                                                                     Allocation Portfolios may invest in convertible preferred
                                                                     stocks that offer various yield, dividend or other
                                                                     enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption
                                                                     Cumulation Stock), PRIDES (Preferred Redeemable Increased
                                                                     Dividend Equity Securities) and DECS (Dividend Enhanced
                                                                     Convertible Securities).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income securities that             The Aggregate Fixed Income, The Diversified Core Fixed
represent pools of mortgages, with investors receiving               Income, The Intermediate Fixed Income, The Real Estate
principal and interest payments as the underlying mortgage           Investment Trust, The Global Fixed Income, The Asset
loans are paid back. Many are issued and guaranteed against          Allocation, The Core Equity, The Balanced and The Select
default by the U.S. government or its agencies or                    Equity Portfolios may invest in mortgage-backed securities
instrumentalities, such as the Federal Home Loan Mortgage            issued or guaranteed by the U.S. government, its agencies or
Corporation, the Fannie Mae and the Government National              instrumentalities or by government sponsored corporations.
Mortgage Association. Others are issued by private financial         For the Aggregate Fixed Income and The Intermediate Fixed
institutions, with some fully collateralized by certificates         Income Portfolios, all securities will be rated investment
issued or guaranteed by the government or its agencies or            grade at the time of purchase.
instrumentalities.

Collateralized Mortgage Obligations (CMOs) and Real Estate           The Aggregate Fixed Income, The Diversified Core Fixed
Mortgage Investment Conduits (REMICs): CMOs are privately            Income, The Intermediate Fixed Income, The Real Estate
issued mortgage-backed bonds whose underlying value is the           Investment Trust, The Global Fixed Income, The Asset
mortgages that are collected into different pools according          Allocation, The Balanced and The Core Equity Portfolios may
to their maturity. They are issued by U.S. government                invest in CMOs and REMICs. Certain CMOs and REMICs may have
agencies and private issuers. REMICs are privately issued            variable or floating interest rates and others may be
mortgage-backed bonds whose underlying value is a fixed pool         stripped. Stripped mortgage securities are generally
of mortgages secured by an interest in real property. Like           considered illiquid and to such extent, together with any
CMOs, REMICs offer different pools.                                  other illiquid investments, will not exceed 10% of a
                                                                     Portfolio's net assets. In addition, subject to certain
                                                                     quality and collateral limitations, The Intermediate Fixed
                                                                     Income, The Aggregate Fixed Income, The Diversified Core
                                                                     Fixed Income and The Asset Allocation Portfolios may each
                                                                     invest up to 20% of its total assets in CMOs and REMICs
                                                                     issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities. The Balanced Portfolio may invest up to
                                                                     20% of net assets in CMOs or REMICs rated at the time of
                                                                     purchase in one of the four highest categories by an NRSRO, whether or not the securities are 100% collateralized.

Asset-Backed Securities: Bonds or notes backed by accounts           The Intermediate Fixed Income, The Aggregate Fixed Income,
receivables, including home equity, automobile or credit             The Diversified Core Fixed Income, The Asset Allocation, The
loans.                                                               Balanced and The Core Equity Portfolios may invest in
                                                                     asset-backed securities rated in one of the four highest
                                                                     rating categories by an NRSRO.

Real Estate Investment Trusts (REITs): REITs are pooled              The Real Estate Investment Trust Portfolios may invest
investment vehicles which invest primarily in                        without limitation in shares of REITs. The Balanced, The
income-producing real estate or real estate related loans or         Select Equity, The Core Equity, The Small-Cap Value Equity,
interests. REITs are generally classified as equity REITs,           The International Small-Cap and The Asset Allocation
mortgage REITs or a combination of equity and mortgage               Portfolios may also invest in REITs consistent with their
REITs. Equity REITs invest the majority of their assets              investment objectives and policies.
directly in real property and derive income primarily from
the collection of rents. Equity REITs can also realize
capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection
of interest payments.

U.S. Government Securities: U.S. Treasury securities are             For those Portfolios that invest in U.S. government
backed by the "full faith and credit" of the United States.          securities for temporary purposes and otherwise, these
Securities issued or guaranteed by federal agencies and U.S.         securities are issued or guaranteed as to the payment of
government sponsored instrumentalities may or may not be             principal and interest by the U.S. government, and by
backed by the "full faith and credit" of the United States.          various agencies or instrumentalities which have been
In the case of securities not backed by the "full faith and          established or sponsored by the U.S. government.
credit" of the United States, investors in such securities
look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

Foreign Government Securities: Debt issued by a government           Foreign government securities purchased by The Global Fixed
other than the United States or by an agency,                        Income and The International Fixed Income Portfolios will
instrumentality or political subdivision of such                     generally be rated in one of the top two rating categories
governments.                                                         or, if unrated, deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in
                                                                     fixed-income securities rated, or comparable to securities rated, below BBB. The fixed-income securities in which The
                                                                     Emerging Markets Portfolio, The International Small-Cap
                                                                     Portfolio and The Diversified Core Fixed Income Portfolio
                                                                     may invest include those issued by foreign governments.

Repurchase Agreements: An agreement between a buyer and              While each Portfolio is permitted to do so, it normally does
seller of securities in which the seller agrees to buy the           not invest in repurchase agreements except to invest cash
securities back within a specified time at the same price            balances or for temporary defensive purposes. Not more than
the buyer paid for them, plus an amount equal to an agreed           10% of a Portfolio's assets may be invested in repurchase
upon interest rate. Repurchase agreements are often viewed           agreements having a maturity in excess of seven days.
as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed securities whose             Each Portfolio may invest in restricted securities,
resale is restricted under securities law.                           including securities eligible for resale without
                                                                     registration pursuant to Rule 144A under the Securities Act of 1933. To the extent restricted securities are illiquid, a
                                                                     Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See
                                                                     "Illiquid Securities" below.

Illiquid Securities: Securities that do not have a ready             The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
market, and cannot be easily sold, if at all, at                     International Equity, The Intermediate Fixed Income and The
approximately the price that the Fund has valued them.               Global Fixed Income Portfolios may invest no more than 10%
Illiquid securities include repurchase agreements maturing           of net assets in illiquid securities. The Diversified Core
in more than seven days.                                             Fixed Income, The Aggregate Fixed Income, The Mid-Cap Value
                                                                     Equity, The Small-Cap Value Equity, The Labor Select
                                                                     International Equity, The Real Estate Investment Trust, The
                                                                     High-Yield Bond, The International Fixed Income, The Global
                                                                     Equity, The Emerging Markets, The International Small-Cap,
                                                                     The Asset Allocation, The Small-Cap Growth Equity, The
                                                                     Balanced, The Equity Income, The Select Equity and The Core
                                                                     Equity Portfolios may invest no more than 15% of net assets in illiquid securities.

Short-Term Debt Investments: These instruments include (1)           Each Portfolio may invest in these instruments either as a
time deposits, certificates of deposit and bankers                   means to achieve its investment objective or, more commonly,
acceptances issued by a U.S. commercial bank; (2) commercial         as temporary defensive investments or pending investment in
paper of the highest quality rating; (3) short-term debt             the Portfolio's principal investment securities.
obligations with the highest quality rating; (4) U.S.
government securities; and (5) repurchase agreements
collateralized by those instruments.

Time Deposits: Time deposits are non-negotiable deposits             Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period           purchased by any of the following Portfolios, and time
of time at a stated interest rate.                                   deposits maturing from two business days through seven
                                                                     calendar days will not exceed 10% of the total assets of The
                                                                     Large-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                     International Equity, The Global Fixed Income and The
                                                                     International Fixed Income Portfolios; and 15% of the total assets of The Mid-Cap Value Equity, The Small-Cap Value
                                                                     Equity, The Diversified Core Fixed Income, The Labor Select
                                                                     International Equity, The International Small-Cap, The Real
                                                                     Estate Investment Trust, The Global Equity, The Emerging
                                                                     Markets, The High-Yield Bond, The Asset Allocation, The
                                                                     Small-Cap Growth Equity and The Core Equity Portfolios.

When-Issued and Delayed-Delivery Securities: In these                Each Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment and             delayed delivery basis. The Portfolios may not enter into
delivery taking place in the future in order to secure what          when-issued commitments exceeding in the aggregate 15% of
is considered to be an advantageous yield or price at the            the market value of the Portfolio's total assets less
time of the transaction. The payment obligations and the             liabilities other than the obligations created by these
interest rates that will be received are each fixed at the           commitments. Each Portfolio will maintain with the Custodian
time a Portfolio enters into the commitment and no interest          Bank a separate account with a segregated portfolio of
accrues to the Portfolio until settlement. Thus, it is               securities in an amount at least equal to these commitments.
possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.

Securities Lending: These transactions involve the loan of           Each Portfolio may loan up to 25% of its assets to qualified
securities owned by the Fund to qualified dealers and                brokers/ dealers or institutional investors. These
investors for their use relating to short-sales or other             transactions will generate additional income for the
securities transactions.                                             Portfolios.

Investment Company Securities: Investment company securities         The Emerging Markets Portfolio, The Global Equity Portfolio,
issued by registered or unregistered domestic or foreign             The International Small-Cap Portfolio, The Diversified Core
investment companies.                                                Fixed Income Portfolio, The Asset Allocation Portfolio, The
                                                                     Small-Cap Growth Equity Portfolio and The Core Equity
                                                                     Portfolio may invest in either closed-end or open-end
                                                                     investment companies consistent with the 1940 Act
                                                                     requirements. These investments involve an indirect payment of a portion of the expenses, including advisory fees, of
                                                                     such other investment companies.

Borrowing From Banks: The Portfolios may have pre-existing           Each Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit them to borrow money             facilitate redemptions. No Portfolio has the intention of
from time to time.                                                   increasing its net income through borrowing.

Zero Coupon and Pay-In-Kind Bonds: Zero coupon bonds are             The Emerging Markets Portfolio may invest up to 35% and the
debt obligations which do not entitle the holder to any              International Small-Cap Portfolio may invest up to 15% of
periodic payments of interest prior to maturity or a                 its respective net assets in fixed-income securities,
specified date when the securities begin paying current              including zero coupon bonds. The High-Yield Bond Portfolio
interest, and therefore are issued and traded at a discount          may also purchase zero coupon bonds and PIK bonds, although
from their face amounts or par value. Pay-in-kind ("PIK")            it generally does not purchase a substantial amount of these
bonds pay interest through the issuance to holders of                bonds. The Diversified Core Fixed Income Portfolio may also
additional securities.                                               purchase these securities consistent with its investment
                                                                     objective.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary             The Balanced, The Equity Income, The Select Equity, The
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs         Small-Cap Growth Equity, The Core Equity, The Large-Cap
are receipts issued by a U.S. depositary (usually a U.S.             Value Equity, The International Equity, The Mid-Cap Value
bank) and EDRs and GDRs are receipts issued by a depositary          Equity, The Small-Cap Value Equity, The Real Estate
outside of the U.S. (usually a non-U.S. bank or trust                Investment Trust, The Diversified Core Fixed Income, The
company or a foreign branch of a U.S. bank). Depositary              Global Fixed Income, The International Fixed Income, The
receipts represent an ownership interest in an underlying            Global Equity, The Emerging Markets, The International
security that is held by the depositary. Generally, the              Small-Cap and The Asset Allocation Portfolios may invest in
underlying security represented by an ADR is issued by a             sponsored and unsponsored ADRs. Such ADRs that The Balanced,
foreign issuer and the underlying security represented by an         The Equity Income, The Select Equity, The Small-Cap Growth
EDR or GDR may be issued by a foreign or U.S. issuer.                Equity, The Core Equity, The Large-Cap Value Equity, The
Sponsored depositary receipts are issued jointly by the              Mid-Cap Value Equity, The Small-Cap Value Equity, The Real
issuer of the underlying security and the depositary, and            Estate Investment Trust, The Diversified Core Fixed Income
unsponsored depositary receipts are issued by the depositary         and The Asset Allocation Portfolios may invest in will be
without the participation of the issuer of the underlying            those that are actively traded in the United States.
security. Generally, the holder of the depositary receipt is
entitled to all payments of interest, dividends or capital           In conjunction with their investments in foreign securities,
gains that are made on the underlying security.                      The Global Fixed Income, The International Fixed Income and
                                                                     The Asset Allocation Portfolios may invest in sponsored and unsponsored EDRs, and The Equity Income, The Select Equity,
                                                                     The International Equity, The Global Equity, The Emerging
                                                                     Markets, The International Small-Cap, The Diversified Core
                                                                     Fixed Income and The Asset Allocation Portfolios may also
                                                                     invest in sponsored and unsponsored EDRs and GDRs. In
                                                                     addition, The Small-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 10% limit on investments in foreign securities.

Brady Bonds: These are debt securities issued under the              The Global Fixed Income, The International Fixed Income, The
framework of the Brady Plan, an initiative announced by the          Diversified Core Fixed Income, The Emerging Markets and The
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a              Asset Allocation Portfolios may invest in Brady Bonds
mechanism for debtor nations to restructure their                    consistent with their respective investment objectives. We
outstanding external indebtedness (generally, commercial             believe that economic reforms undertaken by countries in
bank debt).                                                          connection with the issuance of Brady Bonds may make the
                                                                     debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Futures and Options: A futures contract is a bilateral               The Balanced, The Equity Income, The Select Equity, The
agreement providing for the purchase and sale of a specified         Mid-Cap Growth Equity, The Real Estate Investment Trust, The
type and amount of a financial instrument, or for the making         Diversified Core Fixed Income, The Emerging Markets, The
and acceptance of a cash settlement, at a stated time in the         Global Equity, The Asset Allocation, The Small-Cap Growth
future for a fixed price. A call option is a short-term              Equity, The Mid-Cap Value Equity, The Small-Cap Value
contract pursuant to which the purchaser of the call option,         Equity, The International Small-Cap and The Core Equity
in return for the premium paid, has the right to buy the             Portfolios may invest in futures, options and closing
security or other financial instrument underlying the option         transactions related thereto. These activities will not be
at a specified exercise price at any time during the term of         entered into for speculative purposes, but rather for
the option. A put option is a similar contract which gives           hedging purposes and to facilitate the ability to quickly
the purchaser of the put option, in return for a premium,            deploy into the stock market the Portfolio's cash,
the right to sell the underlying security or other financial         short-term debt securities and other money market
instrument at a specified price during the term of the               instruments at times when the Portfolio's assets are not
option.                                                              fully invested in equity securities. A Portfolio may only
                                                                     enter into these transactions for hedging purposes if it is consistent with its respective investment objective and
                                                                     policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolio's assets. In
                                                                     addition, The International Fixed Income, The Global Equity,
                                                                     The Emerging Markets, The Diversified Core Fixed Income and
                                                                     The Asset Allocation Portfolios may enter into futures
                                                                     contracts, purchase or sell options on futures contracts,
                                                                     and trade in options on foreign currencies, and may enter
                                                                     into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with
                                                                     its investments. Generally, futures contracts on foreign
                                                                     currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate
                                                                     similarly to options on securities. See also "Foreign
                                                                     Currency Transactions" below.

Foreign Currency Transactions: Several Portfolios will               Although The International Equity, The Labor Select
invest in securities of foreign issuers and may hold foreign         International Equity, The Real Estate Investment Trust, The
currency. In addition, several Portfolios may enter into             Diversified Core Fixed Income, The Global Fixed Income, The
contracts to purchase or sell foreign currencies at a future         International Fixed Income, The Global Equity, The Emerging
date (i.e., a "forward foreign currency" contract or                 Markets, The International Small-Cap, The Asset Allocation,
"forward" contract). A forward contract involves an                  The Small-Cap Value Equity, The Small-Cap Growth Equity and
obligation to purchase or sell a specific currency at a              The Core Equity Portfolios value their assets daily in terms
future date, which may be any fixed number of days from the          of U.S. dollars, they do not intend to convert their
date of the contract, agreed upon by the parties, at a price         holdings of foreign currencies into U.S. dollars on a daily
set at the time of the contract. A Portfolio may enter into          basis. A Portfolio may, however, from time to time, purchase
forward contracts to "lock-in" the price of a security it            or sell foreign currencies and/or engage in forward foreign
has agreed to purchase or sell, in terms of U.S. dollars or          currency transactions in order to expedite settlement of
other currencies in which the transaction will be                    Portfolio transactions and to minimize currency value
consummated.                                                         fluctuations.
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

Risk Factors

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond                 securities that we believe can continue to provide returns
market-will decline in value because of factors such as               over an extended period of time regardless of interim market
economic conditions, future expectations or investor                  fluctuations. We do not try to predict overall market
confidence.                                                           movements and do not trade for short-term purposes.

Industry and Security Risk is the risk that the value of              The Real Estate Investment Trust Portfolios concentrate
securities in a particular industry or the value of an                their investments in the real estate industry. As a
individual stock or bond will decline because of changing             consequence, the net asset value of each Portfolio can be
expectations for the performance of that industry or for the          expected to fluctuate in light of the factors affecting that
individual company issuing the stock or bond.                         industry, and may fluctuate more widely than a portfolio
                                                                      that invests in a broader range of industries. Each
                                                                      Portfolio may be more susceptible to any single economic,
                                                                      political or regulatory occurrence affecting the real estate industry.

                                                                      Although The Select Equity Portfolio will not invest more
                                                                      than 5% of its net assets in any one industry, it may from time to time, invest up to that amount in any one industry, and may also, from time to time, be highly concentrated in closely related industries. As a result, the Portfolio may be more susceptible to any single economic, political or
                                                                      regulatory occurrence affecting a particular industry or
                                                                      closely related industries.

                                                                      With the exception of The Real Estate Investment Trust
                                                                      Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                                      Portfolio's investment objective.

                                                                      To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a
                                                                      rigorous selection process before choosing securities for
                                                                      the Portfolios.


Interest Rate Risk is the risk that securities, particularly          The Portfolios, especially those that invest significantly
bonds with longer maturities, will decrease in value if               in fixed-income securities, are subject to various interest
interest rates rise and increase in value if interest rates           rate risks depending upon their investment objectives and
fall. However, investments in equity securities issued by             policies. We cannot eliminate that risk, but we do try to
small and medium sized companies which often borrow money to          address it by monitoring economic conditions, especially
finance operations, may also be adversely affected by rising          interest rate trends and their potential impact on the
interest rates.                                                       Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and
                                                                      aggressively capitalizing on interest rate movements. The
                                                                      Intermediate Fixed Income and the Aggregate Fixed Income
                                                                      Portfolios seek to maintain as the core of their investment portfolios, short and intermediate-term debt securities
                                                                      (under 10 years). The Global Fixed Income and The
                                                                      Intermediate Fixed Income Portfolios anticipate that average weighted maturity will be in the five-to-ten year range,
                                                                      with a possible shift beyond ten years in a declining
                                                                      interest rate environment and a possible shortening below
                                                                      five years in a rising interest rate environment.

                                                                      The High-Yield Bond Portfolio, by investing primarily in
                                                                      unrated corporate bonds and bonds rated B- or higher by S&P or B3 or higher by Moody's, or unrated bonds, are subject to interest rate risks. See "Lower Rated Fixed-Income
                                                                      Securities" below. The Real Estate Investment Trust
                                                                      Portfolios, by investing primarily in securities of real
                                                                      estate investment trusts, and the other Portfolios that
                                                                      invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline,
                                                                      the value of each Portfolio's investments in real estate
                                                                      investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each Portfolio's
                                                                      investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing,
                                                                      which can hurt returns on REITS that hold fixed-income
                                                                      obligations.

                                                                      The Mid-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                      Small-Cap Value Equity, The Small-Cap Growth Equity and The
                                                                      International Small-Cap Portfolios and, to a lesser extent,
                                                                      The Select Equity Portfolio, invest in small or mid-cap
                                                                      companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and
                                                                      its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into
                                                                      consideration before a stock is purchased.
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

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may be               The International Equity, The Labor Select International
adversely affected by political instability, changes in               Equity, The Global Fixed Income, The International Fixed
currency exchange rates, foreign economic conditions or               Income, The Global Equity, The Emerging Markets and The
inadequate regulatory and accounting standards. In addition,          International Small-Cap Portfolios will invest in securities
there is the possibility of expropriation, nationalization            of foreign issuers, which normally are denominated in
or confiscatory taxation, taxation of income earned in                foreign currencies, and may hold foreign currencies
foreign nations or other taxes imposed with respect to                directly. The Core Equity Portfolio may invest up to 5% of
investments in foreign nations, foreign exchange controls,            its assets; The Real Estate Investment Trust, The High-Yield
which may include suspension of the ability to transfer               Bond and The Small-Cap Growth Equity Portfolios may invest
currency from a given country, and default in foreign                 up to 10% of their respective total assets; The Diversified
government securities.                                                Core Fixed Income Portfolio may invest up to 20% of its
                                                                      total assets; and The Small-Cap Value Equity may invest up to 25% of its assets in foreign securities. Investments in securities of non-United States issuers involve certain risk and opportunity considerations not typically associated with investing in United States companies. The Balanced, The
                                                                      Equity Income and The Select Equity Portfolios typically
                                                                      invest only a small portion of their assets in foreign
                                                                      securities, usually through depositary receipts denominated in U.S. dollars and traded on a U.S. exchange. We attempt to reduce these risks by conducting world-wide fundamental
                                                                      research with an emphasis on company visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment and the value of
                                                                      currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Currency Risk is the risk that the value of an investment             The Portfolios described above that are subject to foreign
may be negatively affected by changes in foreign currency             risk may be affected by changes in currency rates and
exchange rates. Adverse changes in exchange rates may reduce          exchange control regulations and may incur costs in
or eliminate any gains produced by investments that are               connection with conversions between currencies. To hedge
denominated in foreign currencies and may increase losses.            this currency risk associated with investments in non-U.S.
                                                                      dollar denominated securities, a Portfolio may invest in
                                                                      forward foreign currency contracts. Those activities pose
                                                                      special risks which do not typically arise in connection
                                                                      with investments in U.S. securities. In addition, The Real
                                                                      Estate Investment Trust, The International Fixed Income, The
                                                                      Global Equity, The Diversified Core Fixed Income and The
                                                                      Emerging Markets Portfolios may engage in foreign currency options and futures transactions.


Emerging Markets Risk is the possibility that the risks               The Emerging Markets Portfolio focuses its investments on
associated with international investing will be greater in            companies in these markets and The International Equity, The
emerging markets than in more developed foreign markets               Labor Select International Equity, The Global Equity, The
because, among other things, emerging markets may have less           International Small-Cap, The Global Fixed Income, The
stable political and economic environments. In addition, in           International Fixed Income, and The High-Yield Bond
many emerging markets, there is substantially less publicly           Portfolios may invest a portion of their assets in
available information about issuers and the information that          securities of issuers located in emerging markets. The
is available tends to be of a lesser quality. Economic                Portfolios cannot eliminate these risks but will attempt to
markets and structures tend to be less mature and diverse             reduce these risks through portfolio diversification, credit
and the securities markets which are subject to less                  analysis, and attention to trends in the economy, industries
government regulation or supervision may also be smaller,             and financial markets and other relevant factors.
less liquid and subject to greater price volatility.

Lower Rated Fixed-Income Securities (high-yield, high risk            The International Fixed Income, The Global Fixed Income and
securities) while generally having higher yields, are                 The Asset Allocation Portfolios may invest up to 5%, 5% and
subject to reduced creditworthiness of issuers, increased             55% respectively, of its assets in high risk, high-yield
risks of default and a more limited and less liquid                   fixed-income securities of foreign governments including,
secondary market than higher rated securities. These                  with specified limitations, Brady Bonds. The High-Yield Bond
securities are subject to greater volatility and risk of              Portfolio invests primarily in lower-rated fixed-income
loss of income and principal than are higher rated                    securities in an effort to attain higher yields, and this is
securities. Lower rated and unrated fixed-income securities           a primary risk of investing in this Portfolio. The
tend to reflect short-term corporate and market developments          Diversified Core Fixed Income Portfolio, which may invest in
to a greater extent than higher rated fixed-income                    lower rated fixed-income securities, will limit its
securities, which react primarily to fluctuations in the              investments in such securities to 30% of its total assets.
general level of interest rates. Fixed-income securities of           The Emerging Markets Portfolio may invest up to 35% of its
this type are considered to be of poor standing and                   assets and The International Small-Cap Portfolio may invest
primarily speculative. Such securities are subject to a               up to 15% of its net assets in high-yield, high risk
substantial degree of credit risk.                                    fixed-income securities, including Brady Bonds. See
                                                                      "Emerging Markets Risk" above. The Small-Cap Value Equity
                                                                      may invest up to 25% of its net assets in high-yield, high risk securities rated below B when the Portfolio's manager believes that capital appreciation from those securities is likely. The Equity Income Portfolio may invest up to 15% of net assets in high-yield, high-risk securities rated BB or B by an NRSRO or, if unrated, deemed to be of equivalent
                                                                      quality. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis,
                                                                      attention to trends in the economy, industries and financial markets, and complying with the limits on exposure to this asset class described in this Prospectus.

Liquidity Risk is the possibility that securities cannot be           We limit exposure to illiquid securities as described under
readily sold, if at all, at approximately the price that the          "Additional Investment Information - Illiquid Securities."
Portfolio values them.
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

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts, Forward              The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The
Contracts, and Certain Options used as investments for                Small-Cap Value Equity, The Real Estate Investment Trust,
hedging and other non-speculative purposes involves certain           The Small-Cap Growth Equity, The Balanced, The Equity
risks. For example, a lack of correlation between price               Income, The Select Equity, The Core Equity, The Global
changes of an option or futures contract and the assets               Equity, The Diversified Core Fixed Income, The Emerging
being hedged could render a Portfolio's hedging strategy              Markets and The Asset Allocation Portfolios may use certain
unsuccessful and could result in losses. The same results             options strategies or may use futures contracts and options
could occur if movements of foreign currencies do not                 on futures contracts. The Portfolios will not enter into
correlate as expected by the investment adviser at a time             futures contracts and options thereon to the extent that
when a Portfolio is using a hedging instrument denominated            more than 5% of a Portfolio's assets are required as futures
in one foreign currency to protect the value of a security            contract margin deposits and premiums on options and only to
denominated in a second foreign currency against changes              the extent that obligations under such futures contracts and
caused by fluctuations in the exchange rate for the dollar            options thereon would not exceed 20% of the Portfolio's
and the second currency. If the direction of securities               total assets.
prices, interest rates or foreign currency prices is
incorrectly predicted, the Portfolio will be in a worse               See also "Foreign Risk" and "Currency Risk" above.
position than if such transactions had not been entered
into. In addition, since there can be no assurance that a
liquid secondary market will exist for any contract
purchased or sold, a Portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until
exercise or expiration, which could result in losses.
Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular risks
related to conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of an
organized exchange trading environment.

Zero Coupon and Pay-In-Kind Bonds are generally considered            Those Portfolios that invest in zero coupon and pay-in-kind
to be more interest sensitive than income bearing bonds, to           bonds will do so to the extent they are consistent with the
be more speculative than interest-bearing bonds, and to have          Portfolio's investment objective. We cannot eliminate the
certain tax consequences which could, under certain                   risks of zero coupon bonds, but we do try to address them by
circumstances be adverse to a Portfolio. For example, the             monitoring economic conditions, especially interest rate
Portfolio accrues, and is required to distribute to                   trends and their potential impact on the Portfolios.
shareholders income on its zero coupon bonds. However, the
Portfolio may not receive the cash associated with this
income until the bonds are sold or mature. If the Portfolio
does not have sufficient cash to make the required
distribution of accrued income, the Portfolio could be
required to sell other securities in its portfolio or to
borrow to generate the cash required.

Portfolio Turnover rates reflect the amount of securities             The Select Equity, The Intermediate Fixed Income, The
that are replaced from the beginning of the year to the end           Aggregate Fixed Income, The Global Fixed Income, The
of the year by a Portfolio. The degree of portfolio activity          International Fixed Income and The Diversified Core Fixed
may affect brokerage costs and other transaction costs of a           Income Portfolios will normally experience annual portfolio
Portfolio, as well as taxes payable by Portfolio                      turnover rates exceeding 100%, but those rates are not
shareholders that are subject to federal income tax.                  expected to exceed, 300% with respect to The Select Equity
                                                                      Portfolio, 250% with respect to The Intermediate Fixed
                                                                      Income, The Aggregate Fixed Income and The Diversified Core
                                                                      Fixed Income Portfolios and 200% with respect to The Global
                                                                      Fixed Income and The International Fixed Income Portfolios.

Company Size Risk is the risk that small or medium size               The Mid-Cap Value Equity, The Mid-Cap Growth Equity, The
companies may be more volatile than larger companies because          Small-Cap Value Equity, The Small-Cap Growth Equity and The
of limited financial resources or dependence on narrow                International Small-Cap Portfolios maintain a well
product lines.                                                        diversified portfolio and, together with The Select Equity
                                                                      Portfolio, select stocks carefully and monitor them
                                                                      continuously in an effort to manage this risk.

Prepayment Risk is the risk that homeowners will prepay               The Portfolios that invest in Mortgage-Backed Securities,
mortgages during periods of low interest rates, forcing an            Collateralized Mortgage Obligations (CMOs) and Real Estate
investor to reinvest money at interest rates that might not           Mortgage Investment Conduits (REMICS) under "Additional
be lower than those on the prepaid mortgage.                          Investment Information-How we use them" take into
                                                                      consideration the likelihood of prepayment when mortgages
                                                                      are selected. The Portfolios may look for mortgage
                                                                      securities that have characteristics that make them less
                                                                      likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Real Estate Industry Risk include among others: possible              The Real Estate Investment Trust Portfolios operate as
declines in the value of real estate; risks related to                "non-diversified" funds as defined by the 1940 Act. Since
general and local economic conditions; possible lack of               each Portfolio invests principally in REITS it is more
availability of mortgage funds; overbuilding; extended                subject to the risks associated with the real estate
vacancies of properties; increases in competition; property           industry. Investors should carefully consider these risks
taxes and operating expenses; changes in zoning laws; costs           before investing in the Portfolio. To the extent The Asset
resulting from the clean-up of, and liability to third                Allocation, The Balanced, The Select Equity, The Core
parties resulting from, environmental problems; casualty for          Equity, The International Small-Cap and The Small-Cap Value
condemnation losses; uninsured damages from floods,                   Equity Portfolios invest in REITs, those Portfolios,
earthquakes or other natural disasters; limitations on and            although to a lesser degree than The Real Estate Investment
variations in rents; and changes in interest rates. REITS             Trust Portfolios, are subject to the same risks.
are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income under the
Internal Revenue Code of 1986, as amended and/or to maintain exemptions from the 1940 Act.
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

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Non-Diversified Portfolios are believed to be subject to              The Real Estate Investment Trust, The Global Fixed Income,
greater risks because adverse effects on their security               The International Fixed Income, The Emerging Markets, The
holdings may affect a larger portion of their overall                 Select Equity and The Asset Allocation Portfolios will not
assets.                                                               be diversified under the 1940 Act. This means these
                                                                      Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets.
                                                                      However, each Portfolio will satisfy the Internal Revenue
                                                                      Code's diversification requirement, which requires that 50%
                                                                      of the Portfolio's assets be represented by cash, cash
                                                                      items, certain qualifying securities and other securities
                                                                      limited in respect of any one issuer to an amount not
                                                                      greater than 5% of the Portfolio's total assets. With the
                                                                      exception of The Select Equity and The Asset Allocation
                                                                      Portfolios, these Portfolios, in practice, do not intend to be heavily invested in any single particular industry. The
                                                                      Select Equity Portfolio will always be invested in at least
                                                                      20 issuers, and in general will not hold more than a 5%
                                                                      position in each issuer. Although the Asset Allocation
                                                                      Portfolio may be substantially invested in a relatively
                                                                      small number of Portfolios, most of these Portfolios are
                                                                      diversified or, if non-diversified, are nonetheless not
                                                                      heavily invested in any single issuer.
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

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, each Portfolio could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that each Portfolio's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of any of the Portfolios. The Year 2000 Problem may also adversely affect the issuers of securities in which each Portfolio invests. The portfolio managers and investment professionals of each Portfolio consider Year 2000 issues in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Management of the Fund

Directors
The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Directors. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and directors/trustees.

Fund Officers and Portfolio Managers



David G. Tilles
Managing Director and Chief Investment Officer -
Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

George E. Deming
Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.


Gerald S. Frey
Vice President/Senior Portfolio Manager - The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 20 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Mid-Cap Growth Equity Portfolio since June 1996 and The Small-Cap Growth Equity Portfolio since its inception.

Timothy W. Sanderson
Director and Chief Investment Officer, Equities - Delaware International Advisers Ltd. (The International Equity Portfolio)
A graduate of University College, Oxford, Mr. Sanderson began his investment career in 1979 with Hill Samuel Investment Management Group. Prior to joining Delaware International in 1990 as Senior Portfolio Manager and Director, he was an analyst and senior portfolio manager for Hill Samuel where, since 1987, he had responsibility for Pacific Basin research and the management of international institutional portfolios. Mr. Sanderson has managed The International Equity Portfolio since its inception.

Clive A. Gillmore
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
(The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio)
A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception.

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd.
(The Emerging Markets Portfolio)
Prior to joining Delaware International in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

John B. Fields
Senior Vice President/Senior Portfolio Manager - The Equity Income Portfolio
Mr. Fields, who has 27 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In researching securities and making investment decisions for the Portfolio, Mr. Fields regularly consults with a team of Delaware portfolio managers utilizing the same investment strategy. Mr Fields has managed The Equity Income Portfolio since its inception.


Gary A. Reed
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Balanced Portfolio
Mr. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his investment career in 1978 with The Equitable Life Assurance Society, specializing in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed served as Vice President and Manager of the Fixed Income Department at Irving Trust Company. Mr. Reed has managed both discretionary and structured fixed-income portfolios and is experienced with a broad range of high-grade fixed-income securities. Additionally, he has developed investment programs for Decommissioning Trust Funds and supervised their management. Mr. Reed has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and the fixed-income portion of The Balanced Portfolio since their respective dates of inception.

Elizabeth Desmond
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
(The Global Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed the foreign securities component of The Global Equity Portfolio since its inception.

Robert L. Arnold
Vice President/Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware acts as sub-adviser to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Ian G. Sims
Director/Deputy Managing Director/Chief Investment Officer/Global Fixed Income - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Mr. Sims is a graduate of the University of Leicester and holds a postgraduate degree in statistics from the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Management Ltd. Mr. Sims has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and the foreign component of The Diversified Core Fixed Income Portfolio since their respective dates of inception.


Joshua A. Brooks
Senior Portfolio Manager - Delaware International Advisers Ltd.
(The International Small-Cap Portfolio)
Mr. Brooks holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International. Mr. Brooks has managed The International Small-Cap Portfolio since its inception.

Gavin Hall
Senior Portfolio Manager - Delaware International Advisers Ltd.
(The International Small-Cap Portfolio)
Mr. Hall joined Delaware International Advisers in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Advisers Ltd. At Delaware International his research responsibilities have included covering the United Kingdom, Continental European and Asian equity markets. Mr. Hall has managed The International Small-Cap Portfolio since its inception.


Paul A. Matlack
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Matlack is a graduate of the University of Pennsylvania and received an MBA in Finance from George Washington University. He began his career with Mellon Bank as a credit specialist analyzing leveraged transactions in the chemical and pharmaceutical industries. He subsequently served as a loan officer in Mellon's Corporate Lending Division and in the Special Industries Group at Provident National Bank, before joining Delaware Investments in 1989. He is a CFA charterholder. Mr. Matlack has managed The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio since their respective dates of inception.

Gerald T. Nichols
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio
Mr. Nichols is a graduate of the University of Kansas, where he received an MS in Finance and a BS in Business Administration. Prior to joining Delaware Investments in 1989, he was the investment officer for a merchant banking firm with interests in the insurance and thrift industries. Mr. Nichols began his career in the high-yield bond market with Waddell and Reed, Inc. in 1983 where, as a high-yield credit analyst, he followed a variety of industries. He is a CFA charterholder. Mr. Nichols has managed The High-Yield Bond Portfolio since its inception.

Roger A. Early
Vice President/Senior Portfolio Manager -
The Diversified Core Fixed Income Portfolio
Mr. Early has an undergraduate degree in economics from the University of Pennsylvania's Wharton School and an MBA in finance and accounting from the University of Pittsburgh. He is also a CPA and a CFA charterholder. Prior to joining Delaware Investments, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets. Mr. Early has managed The Diversified Core Fixed Income Portfolio since its inception.


Frank X. Morris
Vice President/Portfolio Manager - The Mid-Cap Value Equity Portfolio,
The Balanced Portfolio and The Core Equity Portfolio
Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is President of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts. Mr. Morris has managed The Mid-Cap Value Equity Portfolio and The Balanced Portfolio since their respective dates of inception and The Core Equity Portfolio since March 18, 1999.


J. Paul Dokas
Vice President/Portfolio Manager - The Select Equity Portfolio, The Mid-Cap Value Equity Portfolio and The Asset Allocation Portfolio
Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder. Mr. Dokas has managed The Mid-Cap Value Equity Portfolio and The Select Equity Portfolio since their respective inceptions and will manage The Asset Allocation Portfolio when it commences operations.


Timothy J. Connors
Vice President/Senior Portfolio Manager - The Select Equity Portfolio
Mr. Connors earned a bachelor's degree at the University of Virginia and a MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research. Mr. Connors has managed The Select Equity Portfolio since its inception.

Christopher S. Beck
Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio and The Real Estate Investment Trust Portfolios
Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May, 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception and has managed The Real Estate Investment Trust Portfolios since May 6, 1999.

Thomas J. Trotman
Vice President, The Real Estate Investment Trust Portfolios
Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on The Real Estate Investment Trust Portfolios' management teams since 1998.

Damon J. Andres
Vice President, The Real Estate Investment Trust Portfolios
Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management teams since 1997.


Investment Advisers

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Real Estate Investment Trust, The Intermediate Fixed Income, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Core Equity Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation, acts as sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios. In its capacity as sub-adviser, Lincoln furnishes Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which The Real Estate Investment Trust Portfolios may invest. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Lincoln (formerly named Lincoln National Investment Management Company) was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios and furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of that Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.


Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Diversified Core Fixed Income, The Aggregate Fixed Income, The Real Estate Investment Trust, The Intermediate Fixed Income, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Core Equity Portfolios. Delaware has also entered into a Sub-Advisory Agreement with Lincoln with respect to The Real Estate Investment Trust Portfolios and with Delaware International with respect to The Diversified Core Fixed Income Portfolio. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware

International, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Portfolios with which they have an agreement, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment adviser and sub-adviser, where applicable, were paid an aggregate fee for the last fiscal year (as a percentage of average daily net assets) as follows:

                                                     Investment Management
                                                   Fees Paid After Voluntary
   Portfolio                                                Waivers
   The Large-Cap Value Equity Portfolio                      0.50%
   The Core Equity Portfolio                                 0.55%*
   The Balanced Portfolio                                    0.55%*
   The Equity Income Portfolio                               0.55%*
   The Select Equity Portfolio                               1.00%*
   The Mid-Cap Growth Equity Portfolio                       none
   The Mid-Cap Value Equity Portfolio                        0.75%*
   The Small-Cap Value Equity Portfolio                      0.75%*
   The Small-Cap Growth Equity Portfolio                     0.75%*
   The Real Estate Investment Trust Portfolio                0.59%
   The Real Estate Investment Trust Portfolio II             0.75%*
   The International Equity Portfolio                        0.75%
   The Labor Select International Equity Portfolio           0.72%
   The Emerging Markets Portfolio                            0.86%
   The International Small-Cap Portfolio                     1.00%*
   The Global Equity Portfolio                               none
   The Global Fixed Income Portfolio                         0.48%
   The Intermediate Fixed Income Portfolio                   none
   The Aggregate Fixed Income Portfolio                      0.40%*
   The Diversified Core Fixed Income Portfolio               0.43%*
   The High-Yield Bond Portfolio                             0.28%
   The International Fixed Income Portfolio                  0.43%
   The Asset Allocation Portfolio                            0.05%*


   * These Portfolios have not been operating for a full fiscal year or have not yet commenced operations. The fee stated above is the fee that the investment adviser is entitled to receive under its Investment Management Agreement with the Portfolio.

Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln Investment Management, Inc. ("Lincoln"), the sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios, is a wholly owned subsidiary of Lincoln National. Delaware, Delaware International and Lincoln may be deemed to be affiliated persons under the 1940 Act, as the three companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters currently in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE. Lincoln's address currently is 200 E. Berry Street, Fort Wayne, IN 46802.

From time to time, certain institutional separate accounts advised by Delaware International and an affiliate of Delaware, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions will affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a Portfolio. Such reductions would not apply to The Asset Allocation Portfolio to the extent that management fees of the Portfolios are indirectly charged to shareholders of The Asset Allocation Portfolio.

Administrator


Delaware Service Company, Inc. ("DSC"), an affiliate of
Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 1818 Market Street, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual fixed fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. DSC provides The Asset Allocation Portfolio with similar services pursuant to an Amended and Restated Shareholders Services Agreement and Fund Accounting Agreement with Foundation Funds.

Distributor

Delaware Distributors, L.P. ("DDLP"), 1818 Market Street, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP provides The Asset Allocation Portfolio with similar services pursuant to a Distribution Agreement with Foundation Funds. DDLP is an indirect, wholly owned subsidiary of DMH.


Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.

Independent Auditors


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:


   o Audited annual financial reports

   o Unaudited semi-annual financial reports.

   o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.


In addition, the investment advisers expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number 1-800-231-8002 is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:

                          Delaware Pooled Trust, Inc.*
                          One Commerce Square
                          2005 Market Street
                          Philadelphia, PA 19103
                          Attention: Client Services

   *Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. Such an exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio or The International Small-Cap Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio or The International Small-Cap Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio or The International Small-Cap Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of The Emerging Markets Portfolio, The Global Equity Portfolio or The International Small-Cap Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares


Shares of each Portfolio are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.


Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange (NYSE) (usually 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

Purchase Reimbursement Fee. In the case of The Emerging Markets, The Global Equity and The International Small-Cap Portfolios, there is a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee which is paid by investors to the relevant Portfolio equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio and 0.55% of the dollar amount invested for The International Small-Cap Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.


In-Kind Purchases. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Global Equity Portfolio and The International Small-Cap Portfolio may elect to pay the purchase reimbursement fee or to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase, including the procedure described below. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.


Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.


The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after, as the case may be, (1) delivery of cash or securities to The Chase Manhattan Bank, the Fund's custodian bank and/or (2) the assignment to the Portfolio by a prospective purchaser on trade date of the investor's right to delivery of securities as to which brokerage orders have been placed (but, as to which settlement is yet to occur) and delivery of cash in an amount necessary to pay for those securities on settlement date. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Global Equity Portfolio and The International Small-Cap Portfolio electing to do so should contact the Fund at (1-800-231-8002) for further information.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to First Union Bank as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

     o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

     o Second, instruct your bank to wire the specified amount of Federal Funds to First Union Bank, Philadelphia, PA, ABA #031201467, DSC Wire Purchase Bank Account #2014128934013. The funds should be sent to the attention of Delaware Pooled Trust, Inc. (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, First Union Bank and The Chase Manhattan Bank, the Fund's custodian are open for business.

     o Third, complete the Account Registration Form within two days and mail it to:

                          Delaware Pooled Trust, Inc.*
                          One Commerce Square
                          2005 Market Street
                          Philadelphia, PA 19103
                          Attn: Client Services

   *Account registrations for The Asset Allocation Portfolio will be forwarded to Foundation Funds.

How to Purchase Shares By Mail

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Investment Application and deliver it along with your check. Additional Investments You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

     o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

     o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

                              REDEMPTION OF SHARES


You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed Portfolio; for The International Small-Cap Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.45% of the amount redeemed and such amount is deducted automatically from the redemption proceeds.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

     o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

     o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Copies of this request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund. Send your requests to:

                          Delaware Pooled Trust, Inc.*
                          Attn: Client Services
                          One Commerce Square
                          2005 Market Street
                          Philadelphia, PA 19103
                          FAX #215-255-1162

     *Requests relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.


By Telephone

     o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified in the Account Registration Form.


     o Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.


     o Redemption requests will be priced at the net asset value next determined after the request is received.

     o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

     o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder.

     o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

     o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures For The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The International Small-Cap and The Emerging Markets Portfolios. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio, The Global Equity Portfolio or The International Small-Cap Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 1-800-231-8002 for further information.


Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individuals investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").


With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The International Small-Cap, The Global Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.


Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.


Purpose of Reimbursement Fees for The Emerging Markets, The Global Equity and The International Small-Cap Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio or The International Small-Cap Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the "bid-asked" spread in international markets.

The fees represent the investment adviser's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.

                              VALUATION OF SHARES


The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE on each day the NYSE is open for business.


Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the net asset value may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Fund's Board of Directors.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between bid and ask price of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Aggregate Fixed Income, The Diversified Core Fixed Income, The Large-Cap Value Equity, The International Equity, The Labor Select International Equity and The International Fixed Income Portfolios and The Real Estate Investment Trust Portfolio expect to declare and distribute all of their net investment income to shareholders as dividends quarterly. The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Asset Allocation, The Core Equity and The Emerging Markets Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                     TAXES

General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The International Equity, The Labor Select International Equity, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-231-8002.


                                                                               The Large-Cap Value Equity Portfolio
                                                                                                   Year ended 10/31
                                                            1998        1997         1996        1995         1994
                                                         --------     -------      -------     -------      -------
Net asset value, beginning of period                      $18.530     $16.460      $14.660     $13.080      $12.730
Income from investment operations:
Net investment income                                       0.308       0.381        0.440       0.430        0.320
Net realized and unrealized
   gain on investments                                      2.022       3.599        2.960       1.980        0.653
                                                         --------     -------      -------     -------      -------
Total from investment operations                            2.330       3.980        3.400       2.410        0.973
                                                         --------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                       (0.380)     (0.410)      (0.440)     (0.340)      (0.280)
Distributions from net realized
   gain on investments                                     (2.700)     (1.500)      (1.160)     (0.490)      (0.343)
                                                         --------     -------      -------     -------      -------
Total dividends and distributions                          (3.080)     (1.910)      (1.600)     (0.830)      (0.623)
                                                         --------     -------      -------     -------      -------
Net asset value, end of period                            $17.780     $18.530      $16.460     $14.660      $13.080
                                                         ========     =======      =======     =======      =======
Total return(1)                                             13.50%      26.73%       24.87%      19.77%        7.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $117,858     $81,102      $67,179     $51,947      $37,323
Ratio of expenses to average net assets                      0.68%       0.66%        0.67%       0.68%        0.68%
Ratio of expenses to average net assets
   prior to expense limitation                               0.71%       0.67%        0.70%       0.71%        0.82%
Ratio of net investment income
   to average net assets                                     1.91%       2.15%        2.85%       3.33%        3.26%
Ratio of net investment income to average
   net assets prior to expense limitation                    1.88%       2.14%        2.83%       3.30%        3.12%
Portfolio turnover                                             85%         73%          74%         88%          73%


(1) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                         The Mid-Cap   The Small-Cap
                                                             The Core   Value Equity   Growth Equity
                                                     Equity Portfolio      Portfolio       Portfolio
                                                               Period         Period          Period
                                                            9/15/98(1)    12/29/97(1)      9/15/98(1)
                                                              through        through         through
                                                             10/31/98       10/31/98        10/31/98
                                                     ----------------   ------------   -------------
Net asset value, beginning of period                           $8.500         $8.500          $8.500
Income (loss) from investment operations:
Net investment income                                           0.012          0.096           0.019
Net realized and unrealized gain (loss) on investments          0.458         (0.876)          0.881
                                                               ------         ------          ------
Total from investment operations                                0.470         (0.780)          0.900
                                                               ------         ------          ------
Less dividends and distributions:
Dividends from net investment income                             none           none            none
Distributions from net realized gain on investments              none           none            none
                                                               ------         ------          ------
Total dividends and distributions                                none           none            none
                                                               ------         ------          ------
Net asset value, end of period                                 $8.970         $7.720          $9.400
                                                               ======         ======          ======
Total return(2)                                                  5.53%         (9.18%)         10.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,112         $2,724          $3,318
Ratio of expenses to average net assets                          0.68%          0.87%           0.89%
Ratio of expenses to average net assets
   prior to expense limitation                                   1.74%          1.37%           1.78%
Ratio of net investment income to average net assets             1.15%          1.34%           1.72%
Ratio of net investment income to average net assets
   prior to expense limitation                                   0.09%          0.84%           0.83%
Portfolio turnover                                                 53%           155%             98%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                                   The Mid-Cap Growth Equity Portfolio
                                                                                                      Year ended 10/31
                                                                1998        1997         1996        1995         1994
                                                               ------     -------      -------     -------      -------
Net asset value, beginning of period                          $13.680     $14.570      $12.860     $11.010      $11.200
Income from investment operations:
Net investment income (loss)(1)                                 0.011      (0.117)      (0.019)      0.043        0.008
Net realized and unrealized
   gain on investments                                          0.009       1.607        2.392       2.055        0.032
                                                               ------     -------      -------     -------      -------
Total from investment operations                                0.020       1.490        2.373       2.098        0.040
                                                               ------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                             none        none       (0.043)     (0.012)      (0.020)
Distributions from net realized
   gain on investments                                         (6.240)     (2.380)      (0.620)     (0.236)      (0.210)
                                                               ------     -------      -------     -------      -------
Total dividends and distributions                              (6.240)     (2.380)      (0.663)     (0.248)      (0.230)
                                                               ------     -------      -------     -------      -------
Net asset value, end of period                                 $7.460     $13.680      $14.570     $12.860      $11.010
                                                               ======     =======      =======     =======      =======
Total return(2)                                                  1.47%      11.84%       19.19%      19.61%        0.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $4,879     $10,317      $28,526     $29,092      $22,640
Ratio of expenses to average net assets                          0.59%       0.93%        0.90%       0.93%        0.93%
Ratio of expenses to average net assets
   prior to expense limitation                                   1.71%       1.40%        1.01%       1.08%        1.17%
Ratio of net investment income (loss)
   to average net assets                                         0.13%      (0.29%)      (0.18%)      0.37%        0.07%
Ratio of net investment income
   (loss) to average net assets
   prior to expense limitation                                  (0.99%)     (0.76%)      (0.29%)      0.22%       (0.17%)
Portfolio turnover                                                154%        117%          95%         64%          43%

(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.
(2)  Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------


                                                      The Real Estate    The Aggregate      The Diversified
                                                     Investment Trust     Fixed Income    Core Fixed Income
                                                         Portfolio II      Portfolio              Portfolio
                                                               Period         Period                 Period
                                                              11/4/97(1)    12/29/97(1)            12/29/97(1)
                                                              through        through                through
                                                             10/31/98       10/31/98               10/31/98
                                                              -------         ------                 ------
Net asset value, beginning of period                          $16.340         $8.500                 $8.500
Income (loss) from investment operations:
Net investment income                                           0.749          0.415                 0.5333
Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (2.739)         0.215                  0.077
                                                              -------         ------                 ------
Total from investment operations                               (1.990)         0.630                  0.610
                                                              -------         ------                 ------
Less dividends and distributions:
Dividends from net investment income                           (0.120)          none                   none
Distributions from net realized gain on investments              none           none                   none
Total dividends and distributions                              (0.120)          none                   none
                                                              -------         ------                 ------
Net asset value, end of period                                $14.230         $9.130                 $9.110
                                                              =======         ======                 ======
Total return(2)                                                (12.27%)         7.41%                  7.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,763         $2,149                $3,216
Ratio of expenses to average net assets                          0.86%          0.53%                 0.57%
Ratio of expenses to average net assets
   prior to expense limitation                                   1.43%          2.07%                 1.74%
Ratio of net investment income to average net assets             5.34%          5.62%                 7.12%
Ratio of net investment income to average net assets
   prior to expense limitation                                   4.77%          4.08%                 5.95%
Portfolio turnover                                                 54%           438%                  312%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Total return reflects voluntary expense limitations.

(3) Per share information for the period ended October 31, 1998 was based on the average shares outstanding method.


                                                                                          The Real Estate
                                                                                               Investment
                                                                                          Trust Portfolio
                                                   Period                                          Period
                                                  11/4/97(1)                                      12/6/95(1)
                                                  through             Year ended 10/31            through
                                                 10/31/98(2)        1998(3)         1997(3)      10/31/96(3)
                                                 --------         -------         -------         -------
Net asset value, beginning of period             $ 16.340         $16.260         $12.490         $10.000
Income from investment operations:
Net investment income                               1.134           1.118           0.616           0.652
Net realized and unrealized
   gain (loss) on investments                      (2.769)         (2.713)          4.664           1.938
                                                 --------         -------         -------         -------
Total from investment operations                   (1.635)         (1.595)          5.280           2.590
                                                 --------         -------         -------         -------
Less dividends and distributions:
Dividends from net investment income               (0.895)         (0.865)         (0.720)         (0.100)
Distributions from net realized
   gains on investments                            (0.820)         (0.820)         (0.790)           none
Total dividends and distributions                  (1.715)         (1.685)         (1.510)         (0.100)
                                                 --------         -------         -------         -------
Net asset value, end of period                   $ 12.990         $12.980         $16.260         $12.490
                                                 ========         =======         =======         =======
Total return(4)                                    (11.17%)        (10.98%)         46.50%          26.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)          $ 40,807         $13,340         $60,089         $26,468
Ratio of expenses to average net assets              0.86%           1.11%           0.82%           0.89%
Ratio of expenses to average net assets
   prior to expense limitation                       1.02%           1.27%           0.99%           1.02%
Ratio of net investment income
   to average net assets                             4.56%           4.31%           4.25%           6.70%
Ratio of net investment income
   to average net assets
   prior to expense limitation                       4.40%           4.15%           4.08%           6.57%
Portfolio turnover                                     51%             51%             58%            109%

(1) Date of initial sale; ratios have been annualized, but total return has not been annualized.

(2) The data presented above is for The Real Estate Investment Trust Portfolio class, which is the class of shares offered in this Prospectus and which commenced operations on November 4, 1997. Like the original class prior to its redesignation (see footnote 3), The Real Estate Investment Trust Portfolio class carries no front-end or contingent deferred sales charges and is not subject to Rule 12b-1 Distribution Plan fees.

(3) December 6, 1995 is the date of initial sale of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. Data represented above is for that class of shares which, as of November 4, 1997, was redesignated the "REIT Fund A Class," became subject to Rule 12b-1 Distribution Plan fees and is offered in a separate prospectus.

(4)  Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                              The Intermediate               The High-Yield
                                                                        Fixed Income Portfolio               Bond Portfolio
                                                                                        Period                       Period
                                                                       Year ended      3/12/96(1)   Year ended      12/2/96(1)
                                                                            10/31      through           10/31      through
                                                             1998            1997     10/31/96            1998     10/31/97
                                                          -------         -------      -------         -------      -------
Net asset value, beginning of period                      $10.090         $10.010      $10.000         $11.180      $10.000
Income from investment operations:
Net investment income                                       0.593           0.605        0.386           0.993        0.788
Net realized and unrealized
   gain (loss) on investments                               0.100           0.080        0.010          (0.925)       0.957
                                                          -------         -------      -------         -------      -------
Total from investment operations                            0.693           0.685        0.396           0.068        1.745
                                                          -------         -------      -------         -------      -------
Less dividends and distributions:
Dividends from net investment income                       (0.593)         (0.605)      (0.386)         (0.890)      (0.565)
Distributions from net realized
   gain on investments                                     (0.010)           none         none          (0.288)        none
                                                          -------         -------      -------         -------      -------
Total dividends and distributions                          (0.603)         (0.605)      (0.386)         (1.178)      (0.565)
                                                          -------         -------      -------         -------      -------
Net asset value, end of period                            $10.180         $10.090      $10.010         $10.070      $11.180
                                                          =======         =======      =======         =======      =======
Total return(2)                                              7.06%           7.09%        4.08%           0.30%       17.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $30,211         $30,366      $10,518         $20,706      $11,348
Ratio of expenses to average net assets                      0.53%           0.53%        0.53%           0.59%        0.59%
Ratio of expenses to average net assets
   prior to expense limitation                               1.01%           0.84%        1.20%           0.75%        0.79%
Ratio of net investment income
   to average net assets                                     5.86%           6.05%        6.14%           9.53%        9.05%
Ratio of net investment income
   to average net assets
   prior to expense limitation                               5.38%           5.74%        5.47%           9.37%        8.85%
Portfolio turnover                                            181%            205%         232%            211%         281%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2)  Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                       The Global                      The Labor Select
                                                                           Equity                  International Equity
                                                                        Portfolio                             Portfolio
                                                                           Period                                Period
                                                                         10/15/97(1)            Year ended     12/19/95(1)
                                                           Year ended     through                    10/31      through
                                                             10/31/98    10/31/97         1998        1997     10/31/96
                                                           ----------   ---------     --------  ----------      -------
Net asset value, beginning of period                           $8.120      $8.500      $12.990     $11.690      $10.000
Income (loss) from investment operations:
Net investment income(2)                                        0.184       0.009        0.334       0.474        0.479
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        0.486      (0.389)       0.444       1.346        1.311
                                                               ------      ------     --------     -------      -------
Total from investment operations                                0.670      (0.380)       0.778       1.820        1.790
                                                               ------      ------     --------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.070)       none       (0.448)     (0.520)      (0.100)
Distributions from net realized
   gain on investments                                           none        none         none        none         none
                                                               ------      ------     --------     -------      -------
Total dividends and distributions                              (0.070)       none       (0.448)     (0.520)      (0.100)
                                                               ------      ------     --------     -------      -------
Net asset value, end of period                                 $8.720      $8.120      $13.320     $12.990      $11.690
                                                               ======      ======     ========     =======      =======
Total return(3)                                                  8.31%      (4.47%)       6.18%      16.01%       17.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,093      $2,855     $103,350     $50,896      $23,154
Ratio of expenses to average net assets                          0.96%       0.96%        0.88%       0.89%        0.92%
Ratio of expenses to average net assets
   prior to expense limitation                                   2.31%       2.95%        0.93%       1.06%        1.30%
Ratio of net investment income
   to average net assets                                         2.10%       2.54%        2.46%       2.37%        6.64%
Ratio of net investment income to average
   net assets prior to expense limitation                        0.75%       0.55%        2.41%       2.20%        6.26%
Portfolio turnover                                                 47%          0%           2%         11%           7%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized

(2) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

(3)  Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                                     The International Equity Portfolio
                                                                                                       Year ended 10/31
                                                                 1998        1997         1996        1995         1994
                                                             --------    --------     --------    --------      -------
Net asset value, beginning of period                          $15.860     $14.780      $13.120     $13.110      $11.990
Income from investment operations:
Net investment income1                                          0.400       0.329        0.506       0.475        0.144
Net realized and unrealized gain
   on investments and foreign currencies                        0.370       1.271        1.794       0.001        1.236
                                                             --------    --------     --------    --------      -------
Total from investment operations                                0.770       1.600        2.300       0.476        1.380
                                                             --------    --------     --------    --------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.610)     (0.520)      (0.490)     (0.170)      (0.160)
Distributions from net realized
   gain on investments                                         (0.150)       none       (0.150)     (0.296)      (0.100)
                                                             --------    --------     --------    --------      -------
Total dividends and distributions                              (0.760)     (0.520)      (0.640)     (0.466)      (0.260)
                                                             --------    --------     --------    --------      -------
Net asset value, end of period                                $15.870     $15.860      $14.780     $13.120      $13.110
                                                             ========    ========     ========    ========      =======
Total return                                                     4.96%      11.01%       18.12%       3.91%       11.66%(2)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $616,229    $500,196     $299,950    $156,467      $70,820
Ratio of expenses to average net assets                          0.91%       0.93%        0.89%       0.90%        0.94%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.91%       0.93%        0.89%       0.90%        0.97%
Ratio of net investment income
   to average net assets                                         2.50%       2.21%        4.36%       4.81%        1.36%
Ratio of net investment income
   to average net assets
   prior to expense limitation                                   2.50%       2.21%        4.36%       4.81%        1.33%
Portfolio turnover                                                  5%          8%           8%         20%          22%


(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

(2)  Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                     The Emerging        The International
                                                                          Markets             Fixed Income
                                                                        Portfolio                Portfolio
                                                                           Period                   Period
                                                           Year ended    4/14/97(1) Year ended   4/11/97(1)
                                                                10/31     through        10/31     through
                                                                 1998    10/31/97         1998    10/31/97
                                                              -------     -------      -------     -------
Net asset value, beginning of period                           $9.200     $10.000      $10.660     $10.000
Income (loss) from investment operations:
Net investment income(2)                                        0.153       0.028        0.558       0.236
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.348)     (0.828)       0.045       0.474
                                                              -------     -------      -------     -------
Total from investment operations                               (3.195)      0.800        0.603       0.710
                                                              -------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                           (0.025)       none       (0.492)     (0.050)
Distributions from net realized
   gain on investments                                         (0.140)       none       (0.021)       none
                                                              -------     -------      -------     -------
Total dividends and distributions                              (0.165)       none       (0.513)     (0.050)
                                                              -------     -------      -------     -------
Net asset value, end of period                                 $5.840      $9.200      $10.750     $10.660
                                                              =======     =======      =======     =======
Total return(3)                                                (35.30%)     (8.00%)       5.96%       7.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $34,030     $18,565      $87,997     $33,734
Ratio of expenses to average net assets                          1.55%       1.55%        0.60%       0.60%
Ratio of expenses to average net assets
   prior to expense limitation                                   1.69%       2.02%        0.67%       0.86%
Ratio of net investment income
   to average net assets                                         1.98%       0.74%        5.47%       6.05%
Ratio of net investment income to average
   net assets prior to expense limitation                        1.84%       0.27%        5.40%       5.79%
Portfolio turnover                                                 39%         46%         104%        145%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

(3)  Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                                      The Global Fixed Income Portfolio
                                                                                                       Year ended 10/31
                                                                 1998        1997         1996        1995         1994
                                                             --------    --------     --------     -------      -------
Net asset value, beginning of period                          $11.220     $11.620      $11.040      $9.790      $11.090
Income from investment operations:
Net investment income(1)                                        0.610       0.721        0.777       0.736        0.419
Net realized and unrealized
   gain (loss) on investments                                   0.037      (0.116)       0.725       0.924       (0.193)
                                                             --------    --------     --------     -------      -------
Total from investment operations                                0.647       0.605        1.502       1.660        0.226
                                                             --------    --------     --------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.630)     (0.835)      (0.720)     (0.410)      (0.949)
Distributions from net realized
   gain on investments
   and foreign currencies                                      (0.177)     (0.170)      (0.202)       none       (0.577)
                                                             --------    --------     --------     -------      -------
Total dividends and distributions                              (0.807)     (1.005)      (0.922)     (0.410)      (1.526)
                                                             --------    --------     --------     -------      -------
Net asset value, end of period                                $11.060     $11.220      $11.620     $11.040       $9.790
                                                             ========    ========     ========     =======      =======
Total return(2)                                                  6.28%       5.59%       16.40%      17.38%        2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $660,741    $431,076     $252,068     $99,161      $42,266
Ratio of expenses to average net assets                          0.60%       0.60%        0.60%       0.60%        0.62%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.62%       0.65%        0.66%       0.68%        0.76%
Ratio of net investment income
   to average net assets                                         5.71%       6.28%        8.52%       6.73%        3.62%
Ratio of net investment income
   to average net assets
   prior to expense limitation                                   5.69%       6.23%        8.46%       6.65%        3.48%
Portfolio turnover                                                131%        114%          63%         77%         205%

(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.

(2)  Total return reflects voluntary expense limitations.

                               APPENDIX A-RATINGS

Bonds

   Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

   Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
   Excerpts from Moody's description of its two highest commercial paper ratings: P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

   Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

                       This page intentionally left blank

Delaware Pooled
Trust

 Additional information about the Portfolios' investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

 You can find reports and other information about the Portfolios on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


 E-mail

 PooledTrust@delinvest.com

 Shareholder Inquires

 Call the Fund at 1-800-231-8002

oFor Fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.




Investment Company Act File Number: 811-6322

DELAWARE
INVESTMENTS
===================
PhiladelphiaoLondon


P-DPT [--] PP 6/99

                                   APPENDIX B
        SUPPLEMENTAL INFORMATION REGARDING THE EMERGING MARKETS PORTFOLIO


The following supplements the information in the Prospectus about The Emerging Markets Portfolio:

COMPARATIVE PERFORMANCE
------------------------------------------------------------------------------

The Emerging Markets Portfolio of Delaware Pooled Trust, Inc. ("The Emerging Markets Portfolio of DPT") commenced operations on April 14, 1997. Delaware International Advisers Ltd. ("Delaware International"), the investment adviser to The Emerging Markets Portfolio of DPT, also serves as investment manager to Delaware Investments' Emerging Markets Fund (the "G&I Emerging Markets Fund"), which is an investment series of Delaware Group Global & International Funds, Inc. Shares of the G&I Emerging Markets Fund were initially offered to the public on June 10, 1996. Except as set forth below, The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund are managed with substantially similar investment objectives, policies and strategies.

The Emerging Markets Portfolio of DPT has achieved the performance set forth below for the one-year period ended March 31, 1999, and for the period from the commencement of its operations on April 14, 1997 through March 31, 1999. The Institutional Class of the G&I Emerging Markets Fund has achieved the performance set forth below for the one-year period and two-year period ended March 31, 1999, for the period from April 14, 1997 through March 31, 1999, and for the period from the commencement of operations on June 10, 1996 through March 31, 1999. Performance information for the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index, has also been provided.

--------------------------------------------------------------------------------------------------------------------------
          The Emerging Markets                         G&I Emerging                            MSCI Emerging
          Portfolio of DPT(1)(2)                     Markets Fund(1)(3)                   Markets Free Index(1)(4)
--------------------------------------------------------------------------------------------------------------------------
One Year...................     (35.90%)  One Year...................    (37.49%)  One Year...................   (20.94%)
4/14/97-3/31/99............     (21.87%)  4/14/97-3/31/99............    (22.52%)  4/14/97-3/31/99............   (18.03%)
                                          Two Year...................    (22.15%)  Two Year...................   (17.28%)
                                          Lifetime...................    (12.39%)  6/30/96-3/31/99............   (11.66%)
--------------------------------------------------------------------------------------------------------------------------

(1) Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.
(2) The performance presented is the average annual total return for the one-year period ended March 31, 1999, and for the lifetime period from the commencement of operations on April 14, 1997 through March 31, 1999 for The Emerging Markets Portfolio of DPT. During the period presented, Delaware International voluntarily waived its investment management fee and/or paid fund expenses to the extent necessary to limit total fund operating expenses to no more than 1.55%. Separately, and in addition, Delaware International agreed to limit its annual investment management fee to 1.00%. In the absence of such waivers, performance would have been reduced.
(3) The performance presented is the average annual total return for the one-year period and two-year period ended March 31, 1999, for the period from April 14, 1997 through March 31, 1999, and for the lifetime period from the commencement of operations on June 10, 1996 through March 31, 1999 for the G&I Emerging Markets Fund Institutional Class, which is available only to certain eligible investors. The G&I Emerging Markets Fund also offers an A Class, B Class and C Class. The performance of the A Class, B Class, and C Class varies from the performance of the Institutional Class due to varying expenses. During the period presented, Delaware International voluntarily waived its investment management fee and/or paid fund expenses to the extent necessary to limit total fund operating expenses to no more than 1.70%. In the absence of such waiver, performance would have been reduced.
(4) The performance presented is the average annual total return for the one-year period and two-year period ended March 31, 1999, for the period from April 30, 1997 through March 31, 1999, and for the period from June 10, 1996 through March 31, 1999 for the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging market stocks. Performance of the index has not been adjusted to reflect fees or expenses.

APPENDIX B - SUPPLEMENTAL INFORMATION REGARDING THE EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

DELAWARE POOLED TRUST, INC.

The performance of the G&I Emerging Markets Fund has been presented to provide investors with additional information on which to base their investment decision. Emerging markets investment performance can be volatile and should be evaluated over a multi-year period. The performance of the G&I Emerging Markets Fund is not the performance of The Emerging Markets Portfolio of DPT and should not be considered as a substitute for the performance of The Emerging Markets Portfolio of DPT. The performance of the G&I Emerging Markets Fund should not be considered indicative of the past or future performance of The Emerging Markets Portfolio of DPT.

The charts on the following pages contain certain additional performance information. For a description of the differences between The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund, see Differences Between Funds.

DIFFERENCES BETWEEN FUNDS
-------------------------------------------------------------------------------

The investment objective of The Emerging Markets Portfolio of DPT is identical to the investment objective of the G&I Emerging Markets Fund and the two funds invest in substantially similar securities. Investment strategies for the two funds will be substantially similar; however, because of the nature of the investors in The Emerging Markets Portfolio of DPT, cash flows tend to be substantial and irregular, while cash flows in the G&I Emerging Markets Fund tend to be more regular and in smaller amounts. The differences in cash flows may affect the timing of investment decisions, the relative speed with which such decisions may be implemented, the investments held by each Fund from time to time, and, consequently, performance. In addition, investments may be made for each fund during varying market conditions.

Shares of each of The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund Institutional Class may be purchased and sold without the imposition of a sales charge; however, investors in The Emerging Markets Portfolio of DPT are subject to a purchase reimbursement fee and a redemption reimbursement fee equal in each case to 0.75% (as a percentage of the dollar amount purchased or redeemed). The reimbursement fees, which are paid directly to The Emerging Markets Portfolio of DPT, are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio of DPT and its existing shareholders would have to bear such costs. The G&I Emerging Markets Fund does not assess reimbursement fees; therefore, all transaction costs associated with purchases and redemptions are borne by the G&I Emerging Markets Fund.

After giving effect to voluntary expense limitations described in each fund's prospectus, the total operating expenses of The Emerging Markets Portfolio of DPT during the current fiscal year are not expected to exceed 1.55% of the average net assets of the Portfolio, compared to 1.70% for the Institutional Class of the G&I Emerging Markets Fund. A component of the total operating expenses is the investment management fee payable to Delaware International, which is currently subject to a limit of 1.00% for The Emerging Markets Portfolio of DPT compared to a maximum fee of 1.25% for the G&I Emerging Markets Fund.

GROWTH OF $10,000 INVESTMENT
-------------------------------------------------------------------------------

DISTRIBUTION REINVESTED                          JUNE 10, 1996 - MARCH 31, 1999

                 G & I Emerging            Lipper Emerging Markets        MSCI Emerging Markets
                Markets Fund (1)              Fund Average (2)                Free Index (3)
             -----------------------  ----------------------------------  ---------------------
------------------------------------------------------------------------------------------------
       6/96         $10,000                     $10,000                        $10,000
       7/96           9,582                       9,418                          9,317
       8/96          10,000                       9,681                          9,556
       9/96          10,030                       9,750                          9,639
      10/96           9,850                       9,496                          9,381
      11/96           9,940                       9,708                          9,539
      12/96          10,101                       9,877                          9,582
       1/97          11,066                      10,620                         10,235
       2/97          11,538                      10,991                         10,673
       3/97          11,327                      10,738                         10,393
       4/97          11,628                      10,770                         10,411
       5/97          12,100                      11,207                         10,709
       6/97          12,844                      11,783                         11,282
       7/97          12,995                      12,111                         11,450
       8/97          12,020                      10,918                          9,994
       9/97          12,553                      11,350                         10,271
      10/97          10,744                       9,561                          8,585
      11/97          10,301                       9,206                          8,272
      12/97          10,259                       9,309                          8,471
       1/98           9,462                       8,629                          7,807
       2/98          10,775                       9,413                          8,622
       3/98          10,980                       9,772                          8,996
       4/98          10,991                       9,836                          8,898
       5/98           9,548                       8,581                          7,679
       6/98           8,127                       7,800                          6,873
       7/98           8,277                       8,060                          7,091
       8/98           5,834                       5,798                          5,041
       9/98           6,178                       6,011                          5,361
      10/98           6,544                       6,542                          5,925
      11/98           7,050                       6,953                          6,418
      12/98           6,545                       6,893                          6,325
       1/99           5,966                       6,862                          6,223
       2/99           6,163                       7,112                          6,284
       3/99           6,862                       7,448                          6,723

     Chart assumes $10,000 invested on June 10, 1996 and includes the effect of the reinvestment of all dividends and capital gains.

(1) The performance of Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G&I Emerging Markets Fund") Institutional Class, net of management fees and expenses. Past performance may not be indicative of future results.

(2) Performance of Lipper Emerging Markets Equity Fund Universe consisting of between 55 and 86 funds during the measurement period. Multiple share classes are combined and regional or country funds are excluded.

(3) Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging markets stocks. The performance of the Index has not been adjusted to reflect management fees or other expenses.

MONTHLY RESULTS
-------------------------------------------------------------------------------

G&I EMERGING MARKETS FUND                        JUNE 30, 1996 - MARCH 31, 1999

              Delaware Pooled Trust, Inc. - The        G & I Emerging           MSCI Emerging Markets       G&I Emerging Markets
                  Emerging Markets Portfolio            Markets Fund                 Free Index             Fund Relative Return
             ----------------------------------        ---------------          ---------------------       --------------------
---------------------------------------------------------------------------------------------------------------------------------
       7/96                                                  -4.2%                      -6.8%                       2.8%
       8/96                                                   4.4                        2.6                        1.8
       9/96                                                   0.3                        0.9                       -0.6
      10/96                                                  -1.8                       -2.7                        0.9
      11/96                                                   0.9                        1.7                        0.8
      12/96                                                   1.6                        0.5                        1.2
       1/97                                                   9.6                        6.8                        2.6
       2/97                                                   4.3                        4.3                        0.0
       3/97                                                  -1.8                       -2.6                        0.8
       4/97                                                   2.7                        0.2                        2.5
       5/97                  4.6%                             4.1                        2.9                        1.2
       6/97                  5.9                              6.2                        5.4                        0.8
       7/97                  0.4                              1.2                        1.5                       -0.3
       8/97                 -8.4                             -7.5                      -12.7                        6.0
       9/97                  4.9                              4.4                        2.8                        1.6
      10/97                -14.7                            -14.4                      -16.4                        2.4
      11/97                 -2.7                             -4.1                       -3.7                       -0.5
      12/97                  0.5                             -0.4                        2.4                       -2.8
       1/98                 -5.4                             -7.8                       -7.8                        0.1
       2/98                 11.2                             13.9                       10.4                        3.1
       3/98                  1.8                              1.9                        4.3                       -2.3
       4/98                  0.3                              0.1                       -1.1                        1.2
       5/98                -12.3                            -13.1                      -13.7                        0.7
       6/98                -14.0                             14.9                      -10.5                       -4.9
       7/98                  2.1                              1.9                        3.2                       -1.3
       8/98                -27.5                            -29.5                      -28.9                       -0.9
       9/98                  4.9                              5.9                        6.3                       -0.4
      10/98                  5.2                              5.9                       10.5                       -4.2
      11/98                  7.4                              7.7                        8.3                       -0.5
      12/98                 -8.4                             -7.2                       -1.5                       -5.8
       1/99                -10.2                             -8.9                        1.6                       -7.4
       2/99                  3.6                              3.3                        1.0                        2.3
       3/99                 13.2                             11.4                       13.2                       -1.6

* G&I Emerging Markets Fund Relative Return is he geometric difference between the monthly performance of the Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G&I Emerging Markets Fund") Institutional Class, net of management fees and expenses, and the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging markets stocks. For example, (l.044 / 1.026) - 1 = 1.8%. Performance of the Index has not been adjusted to reflect management fees or other expenses. Past performance may not be indicative of future results.

DEFENSIVE CHARACTERISTICS(1)
-------------------------------------------------------------------------------

JUNE 30, 1996 - MARCH 31, 1999

                                             G& I Emerging      MSCI Emerging Markets     US Consumer Price      Number of
                                            Markets Fund(2)        Free Index(3)              Index(4)             Months
                                            ---------------     ---------------------     -----------------      ---------
Bull Market Performance                        140.3%                    136.1%                   ---              20
Bear Market Performance                        -71.5%                      -70%                   ---              13
Total Performance (Annualized)(5)              -12.8%                    -11.7%                  1.8%              33

(1) A Bull Market month is defined as one in which the MSCI EMF Index showed a positive US dollar return, and a Bear Market month as one in which the MSCI EMF Index showed a negative US dollar return. Bull Market Performance and Bear Market Performance have not been annualized. Past performance may not be indicative of future results.
(2) Compound total return of Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G&I Emerging Markets Fund") Institutional Class, net of management fees and expenses.
(3) Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index of emerging markets stocks. The compound total return of the Index has not been adjusted to reflect management fees or other expenses.
(4) Source: United States Bureau of Labor Statistics. Data is for Consumer Price Index - All Urban Consumers.
(5) Total Performance is calculated as the compound product of the Bull Market period and the Bear Market period. For example, the G&I Emerging Markets Fund performance is calculated as follows: (1 / 1.403) x (1 -0.715) = 0.685 or (12.8%) annualized.

COMPARATIVE ANNUALIZED PERFORMANCE AGAINST COMPETITORS(1)
-------------------------------------------------------------------------------

JUNE 30, 1996 - MARCH 31, 1999

Maximum                                                               -0.9%
25th Percentile                                                       -8.6%
G&I Emerging Markets Fund(2)                                         -12.8%
Median                                                               -10.2%
75th Percentile                                                      -13.0%
MSCI Emerging Markets Free Index(3)                                  -11.7%
Minimum                                                              -24.8%

(1) Percentile, Maximum, Median and Minimum data are from Lipper Emerging Markets Equity Fund Universe, consisting of 55 funds during the measurement period. Multiple share classes are combined and regional or country funds are excluded.
(2) Performance represents the compound total return of the Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G&I Emerging Markets Fund") Institutional Class for the period June 30, 1996 to March 31, 1999 and is net of management fees and fund expenses. The average annual total return for the lifetime period from the commencement of operations on June 10, 1996 through March 31, 1999 is -12.41% and for the one-year period ended March 31, 1999 is -37.50%, and two-year period March 31, 1999 is -22.17%. Past performance may not be indicative of future results.
(3) Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index of emerging markets stocks. Performance represents the compound total return of the Index and has not been adjusted to reflect management fees or other expenses.